DELAWARE
GROUP
--------

A Class

B Class

C Class

BLUE CHIP FUND
SOCIAL AWARENESS FUND
(formerly Quantum Fund)

                         PROSPECTUS JANUARY 30, 1998

Table of
Contents

COVER PAGE................................................................. 1
SYNOPSIS................................................................... 2
SUMMARY OF EXPENSES........................................................ 4
FINANCIAL HIGHLIGHTS....................................................... 7
INVESTMENT OBJECTIVES AND POLICIES
 Suitability............................................................... 9
 Investment Strategy....................................................... 9

THE DELAWARE DIFFERENCE
 Plans and Services....................................................... 12
CLASSES OF SHARES......................................................... 14
HOW TO BUY SHARES......................................................... 21
REDEMPTION AND EXCHANGE................................................... 24
DIVIDENDS AND DISTRIBUTIONS............................................... 29
TAXES..................................................................... 30

CALCULATION OF OFFERING PRICE AND
 NET ASSET VALUE PER SHARE................................................ 32
MANAGEMENT OF THE FUNDS................................................... 33

OTHER INVESTMENT POLICIES AND
 SPECIAL RISK CONSIDERATIONS.............................................. 38

Blue Chip Fund
Social Awareness Fund
A Class/B Class/C Class
January 30, 1998

1818 Market Street, Philadelphia, PA 19103

For Prospectus and Performance:
Nationwide 800-523-4640

Information on Existing Accounts:
(SHAREHOLDERS ONLY)
Nationwide 800-523-1918

Dealer Services:
(BROKER/DEALERS ONLY)
Nationwide 800-362-7500

Representatives of Financial Institutions:
Nationwide 800-659-2265





     This Prospectus describes two series, Blue Chip Fund and Social Awareness Fund (individually a "Fund" and collectively the "Funds"), of Delaware Group Equity Funds II, Inc. ("Equity Funds II, Inc."), a professionally-managed mutual fund of the series type. Blue Chip Fund offers the Blue Chip Fund A Class, the Blue Chip Fund B Class and the Blue Chip Fund C Class. Social Awareness Fund offers the Social Awareness Fund A Class, the Social Awareness Fund B Class and the Social Awareness Fund C Class. Each class is referred to individually as a "Class" and collectively as the "Classes" or "Class A Shares," "Class B Shares" or "Class C Shares." Effective as of the close of business on January 28, 1998, Quantum Fund's name was changed to Social Awareness Fund.
     The investment objective of Blue Chip Fund is to achieve long-term capital appreciation. Current income is a secondary investment objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. The investment objective of Social Awareness Fund is to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.
     This Prospectus sets forth information that you should read and consider before you invest. Please retain it for future reference. The Statement of Additional Information ("Part B" of Equity Funds II, Inc.'s registration statement), dated January 30, 1998, as it may be amended from time to time, contains additional information about the Funds and has been filed with the Securities and Exchange Commission ("SEC"). Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above telephone numbers. Each Fund's financial statements appear in its Annual Report, which will accompany any response to requests for Part B. The SEC also maintains a Web site (http://www.sec.gov) that contains Part B, material incorporated by reference into Equity Funds II, Inc.'s registration statement, and other information regarding registrants that electronically file with the SEC.
     Each Fund also offers an Institutional Class which is available for purchase only by certain investors. A prospectus for the Funds' Institutional Classes can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling the above telephone numbers.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUNDS ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SHARES OF THE FUNDS ARE NOT BANK OR CREDIT UNION DEPOSITS.

Synopsis

Investment Objective
     Blue Chip Fund -- The investment objective of Blue Chip Fund is to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities.
     Social Awareness Fund -- The investment objective of Social Awareness Fund is to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.


Risk Factors and Special Considerations
     Each Fund has the ability to enter into options and futures transactions for hedging purposes to attempt to counterbalance portfolio volatility. There are risks that result from the use of options and futures and the investor should review the description of these risks in this Prospectus. See Futures Contracts and Options under Other Investment Policies and Risk Considerations.
     Each Fund may invest up to 20% of its total assets directly or indirectly in securities of issuers domiciled in foreign countries. Such investments involve certain risk and opportunity considerations not typically associated with investing in United States companies. See Foreign Securities under Other Investment Policies and Risk Considerations.

Investment Manager, Distributor and Transfer Agent
     Delaware Management Company, Inc. (the "Manager") furnishes investment management services to each Fund, subject to the supervision and direction of Equity Funds II, Inc.'s Board of Directors. The Manager also provides investment management services to certain of the other funds in the Delaware Group. The Manager has selected Vantage Global Advisors, Inc. (the "Sub-Adviser") to serve as sub-adviser to each Fund and as such, is responsible for the day-to-day investment management of each Fund. Delaware Distributors, L.P. (the "Distributor") is the national distributor for the Fund and for all of the other mutual funds in the Delaware Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing, accounting services and transfer agent for the Fund and for all of the other mutual funds in the Delaware Group. See Summary of Expenses and Management of the Funds for further information regarding the Manager and the Sub-Adviser and the fees payable under each Fund's Investment Management Agreement and Sub-Advisory Agreement.

Sales Charges
     The price of Class A Shares of each Fund includes a maximum front-end sales charge of 4.75% of the offering price. The front-end sales charge is reduced on certain transactions of at least $100,000 but under $1,000,000. For purchases of $1,000,000 or more, the front-end sales charge is eliminated (subject to a CDSC of 1% if shares are redeemed within 12 months of purchase and a dealer commission was paid in connection with such purchase). Class A Shares are subject to annual 12b-1 Plan expenses for the life of the investment.
     The price of Class B Shares is equal to the net asset value per share. Class B Shares are subject to a contingent deferred sales charge ("CDSC") of:
(i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase.
     The price of Class C Shares is equal to the net asset value per share. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses for the life of the investment.
     See Classes of Shares and Distribution (12b-1) and Service under Management of the Funds.


Purchase Amounts
     Generally, the minimum initial investment in any Class is $1,000. Subsequent investments must generally be at least $100.
     Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations for Class B Shares and Class C Shares by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B and Class C Shares and generally are not subject to a CDSC. The minimum and maximum purchase amounts for retirement plans may vary. See How to Buy Shares.

Redemption and Exchange
     Class A Shares of each Fund may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. Neither the Funds nor the Distributor assesses a charge for redemptions or exchanges of Class A Shares, except for certain redemptions of shares purchased at net asset value, which may be subject to a CDSC if a dealer's commission was paid in connection with such purchases. See Front-End Sales Charge Alternative -- Class A Shares under Classes of Shares.
     Class B Shares and Class C Shares may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request subject, in the case of redemptions, to any applicable CDSC. Neither the Funds nor the Distributor assesses any charges other than the CDSC for redemptions or exchanges of Class B or Class C Shares. There are certain limitations on an investor's ability to exchange shares between the various classes of shares that are offered. See Redemption and Exchange.


Open-End Investment Company
     Equity Funds II, Inc., which was organized as a Maryland corporation in 1983, is an open-end management investment company. Each Fund's portfolio of assets is diversified as defined by the Investment Company Act of 1940 (the "1940 Act"). Equity Funds II, Inc. was previously organized as a Delaware corporation in 1956. See Shares under Management of the Funds.

Summary of
Expenses

     A general comparison of the sales arrangements and other expenses applicable to Class A, Class B and Class C Shares follows:


                                                       Blue Chip Fund
                                         -------------------------------------------
                                           Class A        Class B         Class C
    Shareholder Transaction Expenses        Shares         Shares          Shares
---------------------------------------  -----------  ---------------  -------------
Maximum Sales Charge Imposed on
 Purchases (as a percentage of
 offering price) ......................     4.75%          None           None
Maximum Sales Charge Imposed on
 Reinvested Dividends (as a percentage
 of offering price) ...................     None           None           None
Maximum Contingent Deferred Sales
 Charge (as a percentage of original
 purchase price or redemption proceeds,
 whichever is lower) ..................     None*          4.00%**        1.00%+
Redemption Fees .......................     None++         None++         None++


                                                    Social Awareness Fund
                                         -------------------------------------------
                                           Class A        Class B         Class C
    Shareholder Transaction Expenses        Shares         Shares          Shares
---------------------------------------  -----------  ---------------  -------------
Maximum Sales Charge Imposed on
 Purchases (as a percentage of
 offering price) ......................      4.75%       None             None
Maximum Sales Charge Imposed on
 Reinvested Dividends (as a percentage
 of offering price) ...................      None        None             None
Maximum Contingent Deferred Sales
 Charge (as a percentage of original
 purchase price or redemption proceeds,
 whichever is lower) ..................      None*       4.00%**         1.00%+
Redemption Fees .......................      None++      None++           None++



 * Class A purchases of $1 million or more may be made at net asset value. However, if in connection with any such purchase a dealer commission is paid to the financial adviser through whom such purchase is effected, a CDSC of 1% will be imposed on certain redemptions within 12 months of purchase ("Limited CDSC"). Additional Class A purchase options involving the imposition of a CDSC may be permitted as described in the Prospectus from time to time. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

** Class B Shares of each Fund are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. See Deferred Sales Charge Alternative--Class B Shares under Classes of Shares.

  + Class C Shares of each Fund are subject to a CDSC of 1% if shares are redeemed within 12 months of purchase. See Level Sales Charge
    Alternative--Class C Shares under Classes of Shares.

 ++ CoreStates Bank, N.A. currently charges $7.50 per redemption for redemptions payable by wire.

                                                            Blue Chip Fund
Annual Operating Expenses                ----------------------------------------------------
(as a percentage of                           Class A           Class B           Class C
average daily net assets)                     Shares            Shares            Shares
---------------------------------------  ----------------  ----------------  ----------------
Management Fees
 (after voluntary waivers) ............         0.00%+++          0.00%+++          0.00%+++
12b-1 Plan Expenses
 (including service fees) .............         0.30%+            1.00%+            1.00%+
Other Operating Expenses
 (after any voluntary payments) .......         1.20%+++          1.20%+++          1.20%+++
                                                ----              ----              ----
 Total Operating Expenses
  (after voluntary waivers and
  any voluntary payments) .............         1.50%+++          2.20%+++          2.20%+++
                                                ====              ====              ====

                                                        Social Awareness Fund
Annual Operating Expenses                ----------------------------------------------------
(as a percentage of                           Class A           Class B           Class C
average daily net assets)                     Shares            Shares            Shares
---------------------------------------  ----------------  ----------------  ----------------
Management Fees
 (after voluntary waivers) ............        0.29%+++           0.29%+++          0.29%+++
12b-1 Plan Expenses
 (including service fees) .............        0.25%+/++          1.00%+            1.00%+
Other Operating Expenses
 (after any voluntary payments) .......        0.91%+++           0.91%+++          0.91%+++
                                               ----               ----              ----
 Total Operating Expenses
  (after voluntary waivers and
  any voluntary payments) .............        1.45%+++           2.20%+++          2.20%+++
                                               ====               ====              ====

  + Class A Shares, Class B Shares and Class C Shares are subject to separate
    12b-1 Plans. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. (the "NASD").

 ++ The Distributor has elected voluntarily to waive its right to receive 12b-1
    Plan fees with respect to Class A Shares of Social Awareness Fund to the extent necessary to ensure 12b-1 Plan Expenses for such Class do not exceed 0.25% for the period from February 1, 1998 through July 31, 1998.
    In the absence of this waiver and during the period from the commencement of the public offering of Class A Shares of Social Awareness Fund through January 31, 1998, 12b-1 Plan Expenses would have been equal to 0.30% for Class A Shares. See Distribution (12b-1) and Service under Management of the Funds.

+++ Because each Fund did not commence operations until February 24, 1997, Total Operating Expenses and Other Operating Expenses for each Class of each Fund are based on estimated amounts each Fund expects to pay during the fiscal year. The Manager has elected to voluntarily waive that portion, if any, of the annual management fees payable by a Fund and to pay a Fund's expenses to the extent necessary to ensure that the Fund's total operating expenses (exclusive of 12b-1 Plan Expenses, taxes, interest, brokerage commissions and extraordinary expenses) do not exceed, on an annualized basis, 1.20% of the average daily net assets of the Fund. The Manager's voluntary fee waivers and expense payments began upon the commencement of the public offering of each Class of each Fund and will extend through July 31, 1998. Absent the Manager's voluntary fee waivers and expense payments (and the Distributor's voluntary waiver of a portion of the 12b-1 Plan Expenses for Class A Shares of Social Awareness Fund through July 31, 1998), it is estimated that during the current fiscal year, the Total Operating Expenses would be 2.95%, 3.65% and 3.65%, respectively, for the Class A Shares, the Class B Shares and the Class C Shares of Blue Chip Fund and 1.96%, 2.66% and 2.66%, respectively, for the Class A Shares, the Class B Shares and the Class C Shares of Social Awareness Fund, which would include Management Fees of 0.65% and 0.75% for Blue Chip Fund and Social Awareness Fund, respectively.

     Investors utilizing the Delaware Group Asset Planner asset allocation service also typically incur an annual maintenance fee of $35 per strategy. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an Individual Retirement Account ("IRA") will pay an IRA fee of $15 per Social Security number. See Delaware Group Asset Planner in Part B.

     For expense information about the Blue Chip Fund Institutional Class of shares and Social Awareness Fund Institutional Class of shares, see the separate prospectus relating to those classes.

     The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, (2) redemption and no redemption at the end of each time period and
(3) for Class B Shares and Class C Shares, payment of a CDSC at the time of redemption, if applicable. The following example assumes the voluntary waiver of the management fee by the Manager as discussed in this Prospectus. The example for Social Awareness Fund A Class also assumes the partial waiver of the 12b-1 fee by the Distributor as discussed in this Prospectus.




                                                    Assuming No
Blue Chip Fund            Assuming Redemption         Redemption
                           1 Year     3 Years     1 Year     3 Years
                          --------   ---------   --------   --------
      Class A Shares        $621        $93         $62        $93
      Class B Shares(2)     $ 62        $99         $22        $69
      Class C Shares        $ 32        $69         $22        $69


                                                    Assuming No
Social Awareness Fund     Assuming Redemption         Redemption
                           1 Year     3 Years     1 Year     3 Years
                          --------   ---------   --------   --------
      Class A Shares        $ 62(1)     $91         $62        $91
      Class B Shares(2)     $ 62        $99         $22        $69
      Class C Shares        $ 32        $69         $22        $69


(1) Generally, no redemption charge is assessed upon redemption of Class A Shares. Under certain circumstances, however, a Limited CDSC, or other CDSC, which has not been reflected in this calculation, may be imposed on certain redemptions. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

(2) At the end of approximately eight years after purchase, Class B Shares will be automatically converted into Class A Shares. The example above does not assume conversion of Class B Shares since it reflects figures only for one and three years. See Automatic Conversion of Class B Shares under Classes of Shares for a description of the automatic conversion feature.

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.


     The purpose of the above tables is to assist the investor in understanding the various costs and expenses that an investor in any of the Classes will bear directly or indirectly.

Financial
Highlights

The following financial highlights are derived from the financial statements of Blue Chip Fund and Social Awareness Fund of Delaware Group Equity Funds II, Inc. and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes and the report of Ernst & Young LLP covering such financial information and highlights, all of which are incorporated by reference into Part B. Further information about each Fund's performance is contained in its Annual Report to shareholders. A copy of each Fund's Annual Report (including the report of Ernst & Young LLP) may be obtained from Equity Funds II, Inc. upon request at no charge.



                                                                                   Blue Chip Fund
                                                                                       A Class
                                                                                 ------------------
                                                                                       Period
                                                                                      2/24/97(1)
                                                                                       through
                                                                                      11/30/97
                                                                                 ------------------
Net Asset Value, Beginning of Period ..........................................     $   8.500
Income From Investment Operations
Net Investment Income(Loss)(2).................................................         0.041
Net Realized and Unrealized Gain from Investments .............................         1.309
                                                                                    ---------
  Total From Investment Operations ............................................         1.350
                                                                                    ---------
Less Distributions
Dividends from Net Investment Income ..........................................          none
Distributions from Capital Gains ..............................................          none
                                                                                    ---------
  Total Distributions .........................................................          none
                                                                                    ---------
Net Asset Value, End of Period ................................................     $   9.850
                                                                                    =========
-------------------
Total Return ..................................................................         15.88%(3,4)
-----------
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted) .....................................     $   2,272
Ratio of Expenses to Average Daily Net Assets .................................          1.50%
Ratio of Expenses to Average Daily Net Assets Prior to Expense Limitation .....          2.95%
Ratio of Net Investment Income (Loss) to Average Daily Net Assets .............          0.69%
Ratio of Net Investment Income (Loss) to Average Daily Net Assets Prior to
 Expense Limitation ...........................................................         (0.76%)
Portfolio Turnover Rate .......................................................            25%
Average Commission Rate Paid(5)................................................     $  0.0359

                                                                                   Blue Chip Fund      Blue Chip Fund
                                                                                       B Class            C Class
                                                                                 ------------------  -----------------
                                                                                       Period              Period
                                                                                      2/24/971            2/24/97(1)
                                                                                       through            through
                                                                                      11/30/97            11/30/97
                                                                                 ------------------  -----------------
Net Asset Value, Beginning of Period ..........................................     $     8.500          $   8.500
Income From Investment Operations
Net Investment Income(Loss)(2).................................................          (0.009)            (0.011)
Net Realized and Unrealized Gain from Investments .............................           1.309              1.311
                                                                                    -----------        -----------
  Total From Investment Operations ............................................           1.300              1.300
                                                                                    -----------        -----------
Less Distributions
Dividends from Net Investment Income ..........................................            none               none
Distributions from Capital Gains ..............................................            none               none
                                                                                    -----------        -----------
  Total Distributions .........................................................            none               none
                                                                                    -----------        -----------
Net Asset Value, End of Period ................................................     $     9.800          $   9.800
                                                                                    ===========        ===========
-------------------
Total Return ..................................................................           15.29%(3,4)        15.29%(3,4)
-----------
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted) .....................................     $     1,444        $       239
Ratio of Expenses to Average Daily Net Assets .................................            2.20%              2.20%
Ratio of Expenses to Average Daily Net Assets Prior to Expense Limitation .....            3.65%              3.65%
Ratio of Net Investment Income (Loss) to Average Daily Net Assets .............           (0.01%)            (0.01%)
Ratio of Net Investment Income (Loss) to Average Daily Net Assets Prior to
 Expense Limitation ...........................................................           (1.46%)            (1.46%)
Portfolio Turnover Rate .......................................................              25%                25%
Average Commission Rate Paid(5) .................................................     $    0.0359         $   0.0359

-----------
(1) Date of initial public offering; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) The average shares outstanding method has been applied for net investment income per share information.
(3) Does not reflect the maximum sales charge of 4.75%, nor the 1% CDSC that would apply in the event of certain redemptions within 12 months of purchase for Class A Shares. Does not reflect contingent deferred sales charge which varies from 1%-4% depending upon the holding period for Class B Shares and 1% for Class C Shares for 12 months from the date of purchase.
(4) Total return reflects the expense limitations referenced under Summary of Expenses.
(5) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                                                                                  Social Awareness
                                                                                        Fund
                                                                                       A Class
                                                                                 ------------------
                                                                                       Period
                                                                                      2/24/97(1)
                                                                                       through
                                                                                      11/30/97
                                                                                 ------------------
Net Asset Value, Beginning of Period ..........................................     $   8.500
Income From Investment Operations
Net Investment Income (Loss)(2)................................................         0.007
Net Realized and Unrealized Gain from Investments .............................         1.823
                                                                                    ---------
  Total From Investment Operations ............................................         1.830
                                                                                    ---------
Less Distributions
Dividends from Net Investment Income ..........................................          none
Distributions from Capital Gains ..............................................          none
  Total Distributions .........................................................          none
                                                                                    ---------
  Net Asset Value, End of Period ..............................................     $  10.330
                                                                                    =========
Total Return ..................................................................         21.53%(3,4)
-------------------
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted) .....................................     $   9,115
Ratio of Expenses to Average Daily Net Assets .................................          1.50%
Ratio of Expenses to Average Daily Net Assets Prior to Expense Limitation .....          1.96%
Ratio of Net Investment Income (Loss) to Average Daily Net Assets .............          0.38%
Ratio of Net Investment Income (Loss) to Average Daily Net Assets Prior to
 Expense Limitation ...........................................................         (0.08%)
Portfolio Turnover Rate .......................................................            29%
Average Commission Rate Paid(5)................................................     $  0.0357

                                                                                  Social Awareness    Social Awareness
                                                                                        Fund                Fund
                                                                                       B Class             C Class
                                                                                 ------------------  ------------------
                                                                                       Period              Period
                                                                                      2/24/97(1)          2/24/97(1)
                                                                                       through             through
                                                                                      11/30/97            11/30/97
                                                                                 ------------------  ------------------
Net Asset Value, Beginning of Period ..........................................     $     8.500           $   8.500
Income From Investment Operations
Net Investment Income (Loss)(2)................................................          (0.044)            ( 0.044)
Net Realized and Unrealized Gain from Investments .............................           1.824               1.824
                                                                                    -----------         -----------
  Total From Investment Operations ............................................           1.780               1.780
                                                                                    -----------         -----------
Less Distributions
Dividends from Net Investment Income ..........................................            none                none
Distributions from Capital Gains ..............................................            none                none
  Total Distributions .........................................................            none                none
                                                                                    -----------         -----------
  Net Asset Value, End of Period ..............................................     $    10.280           $  10.280
                                                                                    ===========         ===========
Total Return ..................................................................           20.94%(3,4)         20.94%(3,4)
-------------------
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted) .....................................     $     6,919         $     1,290
Ratio of Expenses to Average Daily Net Assets .................................            2.20%               2.20%
Ratio of Expenses to Average Daily Net Assets Prior to Expense Limitation .....            2.66%               2.66%
Ratio of Net Investment Income (Loss) to Average Daily Net Assets .............           (0.32%)             (0.32%)
Ratio of Net Investment Income (Loss) to Average Daily Net Assets Prior to
 Expense Limitation ...........................................................           (0.78%)             (0.78%)
Portfolio Turnover Rate .......................................................              29%                 29%
Average Commission Rate Paid(5)................................................     $    0.0357          $   0.0357

-----------
(1) Date of initial public offering; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) The average shares outstanding method has been applied for net investment income per share information.
(3) Does not reflect the maximum sales charge of 4.75%, nor the 1% CDSC that would apply in the event of certain redemptions within 12 months of purchase for Class A Shares. Does not reflect contingent deferred sales charge which varies from 1%-4% depending upon the holding period for Class B Shares and 1% for Class C Shares for 12 months from the date of purchase.
(4) Total return reflects the expense limitations referenced under Summary of Expenses.
(5) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

Investment Objectives
and Policies

     Blue Chip Fund -- The investment objective of Blue Chip Fund is to achieve long-term capital appreciation. Current income is a secondary investment objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities.
     Social Awareness Fund -- The investment objective of Social Awareness Fund is to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.


SUITABILITY
     Blue Chip Fund -- The Fund may be suitable for the patient investor interested in long-term capital appreciation with the potential for current income. Investors should be willing to accept the risks associated with investments in equity securities and securities convertible into equity securities, issued by domestic and foreign issuers. Because current income is a secondary objective of the Fund, the Fund is not suitable as an investment vehicle for investors whose primary investment goal is current income.
     Social Awareness Fund -- The Fund may be suitable for the patient investor interested in capital appreciation. Investors should be willing to accept the risks associated with investments in equity securities issued by domestic and foreign issuers. The Fund is designed for capital appreciation; providing current income is not a goal of the Fund. Any income produced, therefore, is expected to be minimal.
                                     * * *
     Naturally, the Funds cannot assure a specific rate of return or that principal will be protected. The value of each Fund's shares can be expected to move up and down depending upon market conditions. Consequently, appreciation may be obtained in periods of generally rising markets, while in declining markets, the value of its shares may, of course, decline. For this reason, neither Fund is appropriate for short-term investors. However, through the cautious selection and supervision of its portfolio, each Fund will strive to achieve its objective set forth above.
     Investors should not consider a purchase of shares of either Fund as equivalent to a complete investment program. The Delaware Group includes a family of funds, generally available through registered investment dealers, which may be used together to create a more complete investment program.

INVESTMENT STRATEGY
     Blue Chip Fund -- The investment objective of Blue Chip Fund is to achieve long-term capital appreciation. Current income is a secondary investment objective. It seeks to achieve these objectives by investing in equity securities and any securities that are convertible into equity securities. The Sub-Adviser will invest in companies which it believes exhibit growth potential that significantly exceeds the average anticipated growth rate of companies included in the Standard and Poor's 500(R) Composite Stock Price Index ("S&P 500"). Under normal market conditions, at least 65% of the total assets of the Fund will be in companies determined by the Sub-Adviser to be "Blue Chip." Generally, the median market capitalization of companies targeted for investment by the Fund will be greater than $5 billion. For investment purposes, however, "Blue Chip" companies are those whose market capitalization is greater than $2.5 billion at the time of investment.
     The Sub-Adviser believes "Blue Chip" companies have characteristics which are desirable in seeking to achieve the investment objectives of the Fund. For example, such companies tend to have a lengthy history of profit growth and dividend payment, and a reputation for quality management structure, products and service. Securities of "Blue Chip" companies generally are considered to be highly liquid, because compared to those of lesser capitalized companies, more shares of these securities are outstanding in the marketplace and their trading volume tends to be higher.

     While it is anticipated that the Fund will invest principally in common stock and securities that are convertible into common stock, the Fund may invest in all available types of equity securities, including without limitation, preferred stock and warrants. Investments in equity securities other than common stock or securities that are convertible into common stock will be made when such securities are more attractively priced relative to the underlying common stock. Such investments may be made in any proportion deemed prudent under existing market and economic conditions. Convertible securities include preferred stock and debentures that pay a stated interest rate or dividend and are convertible into common stock at an established ratio. These securities, which are usually priced at a premium to their conversion value, may allow the Fund to receive current income while participating to some extent in any appreciation in the underlying common stock. The value of a convertible security tends to be affected by changes in interest rates as well as factors affecting the market value of the underlying common stock. See Other Investment Policies and Risks Considerations.
     Up to 20% of the Fund's total assets may be invested directly or indirectly in securities of issuers domiciled in foreign countries, including investments in American, European and Global Depositary Receipts. See Foreign Securities under Other Investment Policies and Risk Considerations.
     The Fund may enter into options and futures transactions for hedging purposes to attempt to counterbalance portfolio volatility. See Futures Contracts and Options under Other Investment Policies and Risk Considerations.
     The Fund may hold cash or invest in short-term debt securities and other money market instruments when, in the Sub-Adviser's opinion, such holdings are prudent given then prevailing market conditions. The Fund may also invest in such instruments pending investment by the Fund of proceeds from the sale of portfolio securities or proceeds from new sales of Fund shares pending investment in other types of securities for the Fund or to maintain sufficient liquidity to meet redemptions. All such short-term investments will be of the highest quality as determined by a nationally-recognized statistical rating organization (e.g., AAA by Standard & Poor's Rating Group ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's")) or, if unrated, judged to be of comparable quality as determined by the Sub-Adviser. See Short-Term Investments under Other Investment Policies and Risk Considerations.
     The Fund will constantly strive to achieve its objectives and, in investing to do so, may hold securities for any period of time. To the extent the Fund engages in short-term trading in attempting to achieve its objectives, it may increase the turnover rate and incur larger brokerage commissions and other expenses than might otherwise be the case.
     Social Awareness Fund -- The investment objective of Social Awareness Fund is to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time. Medium to large-size companies generally are those having a market capitalization of greater than $1 billion at the time of investment. The Sub-Adviser will invest substantially all of the assets of the Fund in equity securities that it believes exhibit growth potential that significantly exceeds the average anticipated growth rate of companies included in the S&P 500 and meet the Fund's "Social Criteria" strategy.
     The Fund will adhere to a Social Criteria strategy, which can be changed by action of Equity Funds II, Inc.'s Board of Directors. The Sub-Adviser will utilize the Social Investment Database published by Kinder, Lydenberg, Domini & Co. Inc. ("KLD") in determining whether a company is engaged in any activity precluded by the Fund's Social Criteria. KLD specializes in providing the financial community with social research on publicly traded U.S. corporations. The Fund will not purchase securities of any company for which the Social Investment Database indicates a concern or a major concern relating to one or more of the Social Criteria. See Social Criteria under Other Investment Policies and Risk Considerations.
     Because of the Social Criteria strategy, the Fund may be underexposed in certain sectors which may at times outperform the market.
     While it is anticipated that the Fund, under normal market conditions, will invest principally in common stock, the Fund may invest in all available types of equity securities, including without limitation, preferred stock, warrants and securities convertible into common stock. Such investments may be made in any proportion deemed prudent under existing market and economic conditions. See Other Investment Policies and Risk Considerations.
     Up to 20% of the Fund's total assets may be invested directly or indirectly in securities of issuers domiciled in foreign countries, including investments in American, European or Global Depositary Receipts. See Foreign Securities under Other Investment Policies and
Risk Considerations.
     The Fund may enter into options and futures transactions for hedging purposes to counterbalance portfolio volatility. See Futures Contracts and Options under Other Investment Policies and Risk Considerations.

     The Fund may hold cash or invest in short-term debt securities and other money market instruments when, in the Sub-Adviser's opinion, such holdings are prudent given then prevailing market conditions. The Fund may also invest in such instruments pending investment by the Fund of proceeds from the sale of portfolio securities or proceeds from new sales of Fund shares pending investment in other types of securities for the Fund as to maintain sufficient liquidity to meet redemptions. All such short-term investments will be of the highest quality as determined by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if unrated, judged to be of comparable quality as determined by the Sub-Adviser. See Short-Term Investments under Other Investment Policies and Risk Considerations.

     The Fund will constantly strive to achieve its objective and, in investing to do so, may hold securities for any period of time. To the extent the Fund engages in short-term trading in attempting to achieve its objective, it may increase the turnover rate and incur larger brokerage commissions and other expenses than might otherwise be the case.
                                     * * *
     For additional information on each Fund's investment policies and certain risks associated with investments in certain types of securities, see Other Investment Policies and Risk Considerations.
     Although each Fund will constantly strive to attain its respective investment objectives, there can be no assurance that they will be attained.

The Delaware
Difference

PLANS AND SERVICES
     The Delaware Difference is our commitment to provide you with superior information and quality service on your investments in the Delaware Group of funds.


SHAREHOLDER PHONE DIRECTORY


Investor Information Center
     800-523-4640
      Fund Information; Literature Price; Yield and  Performance Figures


Shareholder Service Center
     800-523-1918
      Information on Existing Regular Investment
      Accounts and Retirement Plan Accounts; Wire Investments; Wire Liquidations; Telephone
      Liquidations and Telephone Exchanges


Delaphone
     800-362-FUND
     (800-362-3863)


Performance Information
     You can call the Investor Information Center at any time for current performance information.


Shareholder Services
     During business hours, you can call the Delaware Group's Shareholder Service Center. Our representatives can answer any questions about your account, the Funds, various service features and other funds in the Delaware Group.


Delaphone Service
     Delaphone is an account inquiry service for investors with Touch-Tone(R) phone service. It enables you to get information on your account faster than the mailed statements and confirmations. Delaphone also provides current performance information on the Funds, as well as other funds in the Delaware Group. Delaphone is available seven days a week, 24 hours a day.

Dividend Payments
     Dividends, capital gains and other distributions, if any, are automatically reinvested in your account, unless you elect to receive them in cash. You may also elect to have the dividends earned in one fund automatically invested in another Delaware Group fund with a different investment objective, subject to certain exceptions and limitations.
     For more information, see Additional Methods of Adding to Your Investment--Dividend Reinvestment Plan under How to Buy Shares or call the Shareholder Service Center.

MoneyLine(SM) Services
     Delaware Group offers the following services for fast and convenient transfer of funds between your personal bank account and your Delaware Group fund account:

1. MoneyLine(SM) Direct Deposit Service
     If you elect to have your dividends and distributions paid in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine(SM) Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. See Dividends and Distributions. In addition, you may elect to have your Systematic Withdrawal Plan payments transferred from your Fund account to your predesignated bank account through this service. See Systematic Withdrawal Plans under Redemption and Exchange. This service is not available for certain retirement plans.

2. MoneyLine(SM) On Demand
     You or your investment dealer may request purchases and redemptions of Fund shares by using MoneyLineSM On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) or deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and a $50,000 maximum limit for MoneyLine(SM) On Demand transactions. This service is not available for retirement plans, except for purchases of shares by IRAs.

     For each MoneyLine(SM) Service, it may take up to four business days for the transactions to be completed. You can initiate either service by completing an Account Services form. If the name and address on your designated bank account are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for any MoneyLine(SM) Service; however, your bank may charge a fee. Please call the Shareholder Service Center for additional information about these services.


Statements and Confirmations
     You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of dividends. You should examine statements and confirmations immediately and promptly report any discrepancy by calling the Shareholder Service Center.


Duplicate Confirmations
     If your financial adviser or investment dealer is noted on your investment application, we will send a duplicate confirmation to him or her. This makes it easier for your adviser to help you manage your investments.


Tax Information
     Each year, Equity Funds II, Inc. will mail to you information on the tax status of your dividends and distributions.


Retirement Planning
     An investment in the Funds may be a suitable investment option for tax-deferred retirement plans. Delaware Group offers a full spectrum of qualified and non-qualified retirement plans, including the popular 401(k) deferred compensation plan, IRA, and the new Roth IRA. Just call the Delaware Group at 1-800-5230-1918 for more information.


Right of Accumulation
     With respect to Class A Shares, the Right of Accumulation feature allows you to combine the value of your current holdings of Class A Shares, Class B Shares and Class C Shares of a Fund with the dollar amount of new purchases of Class A Shares of that Fund to qualify for a reduced front-end sales charge on such purchases of Class A Shares. Under the Combined Purchases Privilege, you may also include certain shares that you own in other funds in the Delaware Group. See Classes of Shares.

Letter of Intention
     The Letter of Intention feature permits you to obtain a reduced front-end sales charge on purchases of Class A Shares by aggregating certain of your purchases of Delaware Group fund shares over a 13-month period. See Classes of Shares and Part B.


12-Month Reinvestment Privilege
     The 12-Month Reinvestment Privilege permits you to reinvest proceeds from a redemption of Class A Shares, within one year of the date of the redemption, without paying a front-end sales charge. See Part B.


Exchange Privilege
     The Exchange Privilege permits shareholders to exchange all or part of their shares into shares of other funds in the Delaware Group, subject to certain exceptions and limitations. For additional information on exchanges, see Investing by Exchange under How to Buy Shares and Redemption and Exchange.


Wealth Builder Option
     You may elect to invest in a Fund through regular liquidations of shares in your accounts in other funds in the Delaware Group. Investments under this feature are exchanges and are therefore subject to the same conditions and limitations as other exchanges of Fund shares. See Additional Methods of Adding to Your Investment--Wealth Builder Option and Investing by Exchange under How to Buy Shares, and Redemption and Exchange.


Financial Information about the Funds
     Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about each Fund's investments and performance. Equity Funds II, Inc.'s fiscal year ends on November 30.

Classes of
Shares

Alternative Purchase Arrangements
     Shares may be purchased at a price equal to the next determined net asset value per share, subject to a sales charge which may be imposed, at the election of the purchaser, at the time of the purchase for Class A Shares ("front-end sales charge alternative"), or on a contingent deferred basis for Class B Shares ("deferred sales charge alternative") or Class C Shares ("level sales charge alternative").
     Class A Shares. An investor who elects the front-end sales charge alternative acquires Class A Shares, which incur a sales charge when they are purchased, but generally are not subject to any sales charge when they are redeemed. Class A Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. For the period from February 1, 1998 through July 31, 1998, the Distributor has elected voluntarily to waive its right to receive 12b-1 Plan fees with respect to Class A Shares of Social Awareness Fund to the extent necessary to ensure that 12b-1 Plan expenses for such Class do not exceed 0.25% of average daily net assets. Certain purchases of Class A Shares qualify for reduced front-end sales charges. See Front-End Sales Charge Alternative -- Class A Shares, below. See also Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange and Distribution (12b-1) and Service under Management of the Funds.
     Class B Shares. An investor who elects the deferred sales charge alternative acquires Class B Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within six years of purchase. Class B Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for approximately eight years after purchase. Class B Shares permit all of the investor's dollars to work from the time the investment is made. The higher 12b-1 Plan expenses paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. At the end of approximately eight years after purchase, Class B Shares will automatically be converted into Class A Shares and, thereafter, for the remainder of the life of the investment, the annual 12b-1 Plan fee for Class A Shares will apply. See Automatic Conversion of Class B Shares, below.

     Class C Shares. An investor who elects the level sales charge alternative acquires Class C Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for the life of the investment. The higher 12b-1 Plan expenses paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. Unlike Class B Shares, Class C Shares do not convert to another class.
     The alternative purchase arrangements described above permit investors to choose the method of purchasing shares that is most suitable given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge, purchase Class B Shares and have the entire initial purchase amount invested in a Fund with their investment being subject to a CDSC if they redeem shares within six years of purchase, or purchase Class C Shares and have the entire initial purchase amount invested in a Fund with their investment being subject to a CDSC if they redeem shares within 12 months of purchase. In addition, investors should consider the level of annual 12b-1 Plan expenses applicable to each Class. The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of these classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

     For the distribution and related services provided to, and the expenses borne on behalf of, a Fund, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A, Class B and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See 12b- 1 Distribution Plans -- Class A, Class B and Class C Shares.
     Dividends, if any, paid on Class A, Class B and Class C Shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that, when assessed, the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Calculation of Offering Price and Net Asset Value Per Share.
     The NASD has adopted certain rules relating to investment company sales charges. Equity Funds II, Inc. and the Distributor intend to operate in compliance with these rules.


Front-End Sales Charge Alternative -- Class A Shares
     Class A Shares may be purchased at the offering price, which reflects a maximum front-end sales charge of 4.75%. See Calculation of Offering Price and Net Asset Value
Per Share.

     Purchases of $100,000 or more carry a reduced front-end sales charge as shown in the following table.

                            Blue Chip Fund A Class
                         Social Awareness Fund A Class
--------------------------------------------------------------------------------
                                                                      Dealer's
                                 Front-End Sales Charge            Commission***
                                         as % of                      as % of
                           Offering             Amount                Offering
   Amount of Purchase        Price            Invested**               Price
-----------------------   ----------   ------------------------   --------------
                                         Blue         Social
                                         Chip       Awareness
                                         Fund          Fund
                                         ----          ----
Less than $100,000          4.75%        4.97%        5.03%             4.00%
$100,000 but under
  $250,000                  3.75         3.86         3.87              3.00
$250,000 but under
  $500,000                  2.50         2.54         2.52              2.00
$500,000 but under
  $1,000,000*               2.00         2.03         2.03              1.60

  * There is no front-end sales charge on purchases of Class A Shares of $1 million or more but, under certain limited circumstances, a 1% Limited
     CDSC may apply upon redemption of such shares.
 ** Based on the net asset value per share of the respective Class A Shares as of the end of Equity Funds II, Inc.'s most recent fiscal year.
*** Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.
--------------------------------------------------------------------------------
     Blue Chip Fund or Social Awareness Fund, as appropriate, must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by such Fund. Such reduced front-end sales charges are not retroactive.
     From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional commission of up to 0.15% of the offering price. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933.
--------------------------------------------------------------------------------
     For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are made in accordance with the following schedule:

                                      Dealer's Commission
                                     --------------------
        Amount of Purchase            (as a percentage of
----------------------------------     amount purchased)
Up to $2 million                     1.00%
Next $1 million up to $3 million     0.75
Next $2 million up to $5 million     0.50
Amount over $5 million               0.25

     For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies may be aggregated with those of the Class A Shares of a Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.
     An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.
     Redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC if the dealer's commission described above was paid in connection with the purchase of those shares. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Combined Purchases Privilege
     By combining your holdings of Class A Shares with your holdings of Class B Shares and/or Class C Shares of a Fund and shares of the other funds in the Delaware Group, except those noted below, you can reduce the front-end sales charges on any additional purchases of Class A Shares. Shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with ownership of variable insurance products may be combined with other Delaware Group fund holdings. In addition, assets held by investment advisory clients of the Manager or its affiliates in a stable value account may be combined with other Delaware Group fund holdings. Shares of other funds that do not carry a front-end sales charge or CDSC may not be included unless they were acquired through an exchange from a Delaware Group fund that does carry a front-end sales charge or CDSC.
     This privilege permits you to combine your purchases and holdings with those of your spouse, your children under 21 and any trust, fiduciary or retirement account for the benefit of such family members.
     It also permits you to use these combinations under a Letter of Intention. A Letter of Intention allows you to make purchases over a 13-month period and qualify the entire purchase for a reduction in front-end sales charges on Class A Shares.

     Combined purchases of $1,000,000 or more, including certain purchases made at net asset value pursuant to a Right of Accumulation or under a Letter of Intention, may result in the payment of a dealer's commission and the applicability of a Limited CDSC. Investors should consult their financial advisers or the Shareholder Service Center about the operation of these features. See Front-End Sales Charge Alternative -- Class A Shares, above.


Allied Plans
     Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Group funds ("eligible Delaware Group fund shares"), as well as shares of designated classes of non-Delaware Group funds ("eligible non-Delaware Group fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.
     With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Group and eligible non-Delaware Group fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Group fund shares.
     Participants in Allied Plans may exchange all or part of their eligible Delaware Group fund shares for other eligible Delaware Group fund shares or for eligible non-Delaware Group fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Group and non-Delaware Group, which were not subject to a front-end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Group fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.
     A dealer's commission may be payable on purchases of eligible Delaware Group fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Group fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated.

     The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge -- Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Group and non-Delaware Group fund shares. When eligible Delaware Group fund shares are exchanged into eligible non-Delaware Group fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.


Buying Class A Shares at Net Asset Value
     Class A Shares may be purchased at net asset value under the Delaware Group Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege. See The Delaware Difference and Redemption and Exchange for additional information.
     Purchases of Class A Shares may be made at net asset value by current and former officers, directors and employees (and members of their families) of the Manager, any affiliate, any of the funds in the Delaware Group, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member.
     Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Group funds. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

     Purchases of Class A Shares of Blue Chip Fund at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of the Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Delaware Investment & Retirement Services, Inc. ("DIRSI") proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of Delaware Group funds and any stable value product available through the Delaware Group, or
(ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a Delaware Group fund and such employer has properly represented to DIRSI in writing that it has the requisite number of employees and has received written confirmation back from DIRSI.
     Purchases of Class A Shares of Social Awareness Fund at net asset value may also be made by the following: financial institutions investing for the account of their trust customers when they are not eligible to purchase shares of the Institutional Class of the Fund; and any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, that (i) has in excess of $500,000 of plan assets invested in Class A Shares of Delaware Group funds and in any stable value product available through the Delaware Group, or (ii) is sponsored by an employer that has at any point after May 1, 1997 more than 100 employees while such plan has held Class A Shares of a Delaware Group fund and such employer has properly represented to DIRSI in writing that it has the requisite number of employees and has received written confirmation back from DIRSI. See Group Investment Plan for more information regarding the applicability of the Limited CDSC.
     Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Group account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

     Investors in Delaware-Voyageur Unit Investment Trusts may reinvest monthly dividend checks and/or repayment of invested capital into Class A Shares of any funds in the Delaware Group at net asset value.
     Blue Chip Fund or Social Awareness Fund, as appropriate, must be notified in advance that an investment qualifies for purchase at net asset value.

Group Investment Plans
     Group Investment Plans (e.g., SEP/IRA, SAR/SEP, SIMPLE IRA, SIMPLE 401(k), Profit Sharing, Money Purchase Pension, 401(k) Defined Contribution Plans and 403(b)(7) and 457 Deferred Compensation Plans) may benefit from the reduced front-end sales charges available on the Class A Shares, based on total plan assets. If a company has more than one plan investing in the Delaware Group of funds, then the total amount invested in all plans will be aggregated to determine the applicable front-end sales charge reduction on each purchase, both initial and subsequent, if, at the time of each such purchase, the company notifies the Fund in which it is investing that it qualifies for the reduction. Employees participating in such Group Investment Plans may also combine the investments held in their plan account to determine the front-end sales charge applicable to purchases in non-retirement Delaware Group investment accounts if, at the time of each such purchase, they notify the Fund in which they are investing that they are eligible to combine purchase amounts held in their plan account.
     The Limited CDSC is applicable to any redemptions of net asset value purchases made on behalf of any group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from Delaware Group funds. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.
     For additional information on retirement plans, including plan forms, applications, minimum investments and any applicable account maintenance fees, contact your investment dealer or the Distributor.

Deferred Sales Charge Alternative -- Class B Shares
     Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently anticipates compensating dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

     Proceeds from the CDSC and the annual 12b-1 Plan fees, if any, are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for the Funds to sell Class B Shares without deducting a front-end sales charge at the time of purchase.
     Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for the Class B Shares described in this Prospectus, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for the Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
     Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.
     Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Inc., the Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.
     All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.

Level Sales Charge Alternative -- Class C Shares
     Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently anticipates compensating dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, however, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.
     Proceeds from the CDSC and the annual 12b-1 Plan fees, if any, are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.
     Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for the Class C Shares as described in this Prospectus. See Redemption and Exchange.

Contingent Deferred Sales Charge -- Class B Shares and Class C Shares
     Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestments of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class B Shares or the Class C Shares of Blue Chip Fund or Social Awareness Fund, as the case may be, even if those shares are later exchanged for shares of another Delaware Group fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.

     The following table sets forth the rates of the CDSC for the Class B Shares of the Funds:


                                Contingent Deferred
                                 Sales Charge (as a
                                   Percentage of
                                   Dollar Amount
 Year After Purchase Made        Subject to Charge)
--------------------------   -------------------------
      0-2                                 4%
      3-4                                 3%
      5                                   2%
      6                                   1%
      7 and thereafter                 None

     During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. See Automatic Conversion of Class B Shares, above. Investors are reminded that the Class A Shares into which the Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. For the period from February 1, 1998 through July 31, 1998, the Distributor has elected voluntarily to waive its right to receive 12b-1 Plan fees with respect to Class A Shares of Social Awareness Fund to the extent necessary to ensure that 12b-1 Plan expenses for such Class do not exceed 0.25% of average daily net assets.
     In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.
     All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.
     The CDSC is waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge -- Class B and Class C Shares under Redemption and Exchange.

Other Payments to Dealers -- Class A, Class B and Class C Shares
     From time to time at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits, as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.
     Subject to pending amendments to the NASD's Conduct Rules, in connection with the promotion of Delaware Group fund shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash concessions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests. Payment of non-cash compensation to dealers is currently under review by the NASD and the Securities and Exchange Commission. It is likely that the NASD's Conduct Rules will be amended such that the ability of the Distributor to pay non-cash compensation as described above will be restricted in some fashion. The Distributor intends to comply with the NASD's Conduct Rules as they may be amended.

Blue Chip Fund Institutional Class and Social Awareness Fund Institutional
Class
     In addition to offering the Class A, Class B and Class C Shares, Blue Chip Fund also offers the Blue Chip Fund Institutional Class and Social Awareness Fund also offers the Social Awareness Fund Institutional Class, which are described in a separate prospectus and is available for purchase only by certain investors. Blue Chip Fund Institutional Class shares and Social Awareness Fund Institutional Class shares generally are distributed directly by the Distributor and do not have a front-end sales charge, a CDSC or a Limited CDSC, and are not subject to 12b-1 Plan distribution expenses. To obtain the prospectus that describes the Blue Chip Fund Institutional Class and the Social Awareness Fund Institutional Class, contact the Distributor by writing to the address or by calling the telephone number listed on the back cover of this Prospectus.

How To
Buy Shares

Purchase Amounts
     Generally, the minimum initial purchase is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of shares of any Class generally must be $100 or more. For purchases under a Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or through an Automatic Investing Plan, there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Minimum purchase requirements do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250, and a minimum subsequent purchase of $25, regardless of which Class is selected.
     There is a maximum purchase limitation of $250,000 on each purchase of Class B Shares. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind that reduced front-end sales charges are available on investments of $100,000 or more in Class A Shares, and that Class A Shares (i) are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and (ii) generally are not subject to a CDSC. For retirement plans, the maximum purchase limitations apply only to the initial purchase of Class B Shares or Class C Shares by the plan.

Investing through Your Investment Dealer
     You can make a purchase of shares of the Funds through most investment dealers who, as part of the service they provide, must transmit orders promptly. They may charge for this service. If you want a dealer but do not have one, we can refer you to one.

Investing by Mail

1. Initial Purchases -- An Investment Application or, in the case of a retirement account, an appropriate retirement plan application, must be completed, signed and sent with a check payable to specific Fund and Class selected, to Delaware Group at 1818 Market Street, Philadelphia,
PA 19103.

2. Subsequent Purchases -- Additional purchases may be made at any time by mailing a check payable to the specific Fund and Class selected. Your check should be identified with your name(s) and account number. An investment slip (similar to a deposit slip) is provided at the bottom of transaction confirmations and dividend statements that you will receive from Equity Funds II, Inc. Use of this investment slip can help expedite processing of your check when making additional purchases. Your investment may be delayed if you send additional purchases by certified mail.

Investing by Wire
     You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 1412893401 (include your name(s) and your account number for the Fund and Class in which you are investing).

1. Initial Purchases -- Before you invest, telephone the Shareholder Service Center to get an account number. If you do not call first, processing of your investment may be delayed. In addition, you must promptly send your Investment Application or, in the case of a retirement account, an appropriate retirement plan application, to the specific Fund and Class selected, to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases -- You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You should advise the Shareholder Service Center by telephone of each wire you send.
     If you want to wire investments to a retirement plan account, call the Shareholder Service Center for special wiring instructions.

Investing by Exchange
     If you have an investment in another mutual fund in the Delaware Group, you may write and authorize an exchange of part or all of your investment into shares of either Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privilege.
     Holders of Class A Shares may exchange all or part of their shares for certain of the shares of other funds in the Delaware Group, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of either Fund or of any other fund in the Delaware Group. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Group funds. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Group funds. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of that Fund.
     Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.
     See Allied Plans under Classes of Shares for information on exchanges by participants in an Allied Plan.

Additional Methods of Adding to Your Investment
     Call the Shareholder Service Center for more information if you wish to use the following services:

1.  Automatic Investing Plan
     The Automatic Investing Plan enables you to make regular monthly investments without writing or mailing checks. You may authorize Equity Funds II, Inc. to transfer a designated amount monthly from your checking account to your Fund account. Many shareholders use this as an automatic savings plan. Shareholders should allow a reasonable amount of time for initial purchases and changes to these plans to become effective.
     This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans or, 403(b)(7) or 457 Deferred Compensation Plans.

2.  Direct Deposit
You may have your employer or bank make regular investments directly to your Fund account for you (for example: payroll deduction, pay by phone, annuity payments). Each Fund also accepts preauthorized recurring government and private payments by Electronic Fund Transfer, which avoids mail time and check clearing holds on payments such as social security, federal salaries, Railroad Retirement benefits, etc.
                                    *  *  *
     Should investments through an automatic investing plan or by direct deposit be reclaimed or returned for some reason, Equity Funds II, Inc. has the right to liquidate your shares to reimburse the government or transmitting bank. If there are insufficient funds in your account, you are obligated to reimburse the Fund.

3.  MoneyLineSM On Demand
     Through the MoneyLineSM On Demand service, you or your investment dealer may call the Fund to request a transfer of funds from your predesignated bank account to your Fund account. See MoneyLineSM Services under The Delaware Difference for additional information about this service.

4.  Wealth Builder Option
     You can use our Wealth Builder Option to invest in a Fund through regular liquidations of shares in your accounts in other funds in the Delaware Group. You may also elect to invest in other mutual funds in the Delaware Group through the Wealth Builder Option through regular liquidations of shares in your Fund account.

     Under this automatic exchange program, you can authorize regular monthly amounts (minimum of $100 per fund) to be liquidated from your account in one or more funds in the Delaware Group and invested automatically into any other Delaware Group account that you may specify. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above. You can terminate your participation at any time by written notice to the fund from which the exchanges are made. See Redemption and Exchange.
     This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) and 457 Deferred Compensation Plans.

5.  Dividend Reinvestment Plan
     You can elect to have your distributions (capital gains and/or dividend income) paid to you by check or reinvested in your Fund account. Or, you may invest your distributions in certain other funds in the Delaware Group, subject to the exceptions noted below as well as the eligibility and minimum purchase requirements set forth in each fund's prospectus.
     Reinvestments of distributions into Class A Shares of a Fund or of other Delaware Group funds are made without a front-end sales charge. Reinvestments of distributions into Class B Shares of a Fund or of other Delaware Group funds or into Class C Shares of a Fund or of other Delaware Group funds are also made without any sales charge and will not be subject to a CDSC if later redeemed. See Automatic Conversion of Class B Shares under Classes of Shares for information concerning the automatic conversion of Class B Shares acquired by reinvesting dividends.
     Holders of Class A Shares of a Fund may not reinvest their distributions into Class B Shares or Class C Shares of any fund in the Delaware Group, including the Funds. Holders of Class B Shares of a Fund may reinvest their distributions only into Class B Shares of the funds in the Delaware Group which offer that class of shares. Similarly, holders of Class C Shares of a Fund may reinvest their distributions only into Class C Shares of the funds in the Delaware Group which offer that class of shares. For more information about reinvestments, call the Shareholder Service Center.
     Capital gains and/or dividends for participants in the following retirement plans are automatically reinvested into the same Delaware Group fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plan, 403(b)(7) or 457 Deferred Compensation Plans.

Purchase Price and Effective Date
     The offering price and net asset value of the Class A, Class B and Class C Shares are determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.
     The effective date of a purchase is the date the order is received by the Fund in which the shares are being purchased, its agent or designee. The effective date of a direct purchase is the day your wire, electronic transfer or check is received unless it is received after the time the offering price or net asset value of shares is determined, as noted above. Purchase orders received after such time will be effective the next business day.

The Conditions of Your Purchase
     Each Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. Each Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.
     Each Fund also reserves the right, following shareholder notification, to charge a service fee on non- retirement accounts that, as a result of a redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund in which the account is held will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.
     Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

Redemption and
Exchange

     You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, bond funds, tax-advantaged funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. See Taxes. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in the Delaware Group will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Group directly for fund information.
     All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.
     Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See Purchase Price and Effective Date under How to Buy Shares. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.
     Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. Each Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.
     Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Each Fund will honor redemption requests as to shares for which a check was tendered as payment, but neither Fund will not mail or wire the proceeds until it is reasonably satisfied that the check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.
     There is no front-end sales charge or fee for exchanges made between shares of funds which both carry a front-end sales charge. Any applicable front-end sales charge will apply to exchanges from shares of funds not subject to a front-end sales charge, except for exchanges involving assets that were previously invested in a fund with a front-end sales charge and/or exchanges involving the reinvestment of dividends.

     Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Group (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Prospectus and any CDSC assessed upon redemption will be charged by the Fund from which the Original Shares were exchanged. In an exchange of Class B Shares from Blue Chip Fund or Social Awareness Fund, such Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of either Fund for a longer period of time than if the investment in New Shares were made directly.
     Various redemption and exchange methods are outlined below. Except for the CDSC applicable to certain redemptions of Class B and Class C Shares and the Limited CDSC applicable to certain redemptions of Class A Shares purchased at net asset value, there is no fee charged by either Fund or the Distributor for redeeming or exchanging your shares, but such fees could be charged in the future. You may have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.
     All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund to which the authorization relates or its agent.

Written Redemption
     You can write to each Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds requires a signature by all owners of the account and a signature guarantee for each owner. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.
     Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange
     You may also write to each Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
     To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificate(s).
     The Telephone Redemption--Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.
     Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Instructions received by telephone are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
     The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
     Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. CoreStates Bank, N.A.'s fee (currently $7.50) will be deducted from your redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

MoneyLine(SM) On Demand
     Through the MoneyLine(SM) On Demand service, you or your investment dealer may call the Fund to request a transfer of funds from your Fund account to your predesignated bank account. See MoneyLine(SM) Services under The Delaware Difference for additional information about this service.

Telephone Exchange
     The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in the Delaware Group under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

Systematic Withdrawal Plans

1. Regular Plans
     This plan provides shareholders with a consistent monthly (or quarterly) payment. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. With accounts of at least $5,000, you may elect monthly withdrawals of $25 (quarterly $75) or more. The Funds do not recommend any particular monthly amount, as each shareholder's situation and needs vary. Payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLineSM Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. See MoneyLine (SM) Services under The Delaware Difference for more information about this service.

2. Retirement Plans
     For shareholders eligible under the applicable retirement plan to receive benefits in periodic payments, the Systematic Withdrawal Plan provides you with maximum flexibility. A number of formulas are available for calculating your withdrawals depending upon whether the distributions are required or optional. Withdrawals must be for $25 or more; however, no minimum account balance is required. The MoneyLineSM Direct Deposit Service described above is not available for certain retirement plans.
                                     * * *
     Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.
     Redemptions of Class A Shares via a Systematic Withdrawal Plan may be subject to a Limited CDSC if the original purchase was made at net asset value within the 12 months prior to the withdrawal and a dealer's commission was paid on that purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below.

     The applicable CDSC for Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if, on the date that the Plan is established, the annual amount selected to be withdrawn is less than 12% of the account balance. If the annual amount selected to be withdrawn exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See Waiver of Contingent Deferred Sales Charge -- Class B and Class C Shares, below.
     For more information on Systematic Withdrawal Plans, call the Shareholder Service Center.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value
     A Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission previously described. See Classes of Shares.
     The Limited CDSC will be paid to the Distributor and will be equal to the lesser of 1% of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed; or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Group fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.
     Redemptions of such Class A Shares held for more than 12 months will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Group fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the 12-month holding period. The Limited CDSC is assessed if such 12-month period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.

     In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waiver of Limited Contingent Deferred Sales Charge -- Class A Shares
     The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Code; (v) returns of excess contributions to an IRA; (vi) distributions by other employee benefit plans to pay benefits;
(vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; and (viii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Classes of Shares).

Waiver of Contingent Deferred Sales
Charge -- Class B and Class C Shares
     The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA or 403(b)(7) or 457 Deferred Compensation Plans; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and
(iv) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

     The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution Plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Code; (iv) distributions from a 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) Deferred Compensation Plan, 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.
     In addition, the CDSC will be waived on Class B and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

Dividends and
Distributions

     Equity Funds II, Inc. currently intends to make annual payments from Blue Chip Fund's and Social Awareness Fund's net investment income and capital gains. Payments from a Fund's net realized security profits will be made during the first quarter of the next fiscal year.
     Each class of a Fund will share proportionately in the investment income and expenses of that Fund, except that the per share dividends from net investment income on the Class A Shares, the Class B Shares and the Class C Shares will vary due to the expenses under the 12b-1 Plan applicable to each Class. Generally, the dividends per share on Class B Shares and Class C Shares can be expected to be lower than the dividends per share on Class A Shares because the expenses under the 12b-1 Plans relating to Class B and Class C Shares will be higher than the expenses under the 12b-1 Plan relating to Class A Shares. See Distribution (12b-1) and Service under Management of the Funds.
     Both dividends and distributions, if any, are automatically reinvested in your account at net asset value unless you elect otherwise. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in your account at the then-current net asset value and the dividend option may be changed from cash to reinvest. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine(SM) Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. This service is not available for certain retirement plans. See MoneyLine(SM) Services under The Delaware Difference for more information about this service.

Taxes

     The tax discussion set forth below is included for general information only. Investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Fund.
     On August 5, 1997, President Clinton signed into law the Taxpayer Relief Act of 1997 (the "1997 Act"). This new law makes sweeping changes in the Code. Because many of these changes are complex, and only indirectly affect each Fund and its distributions to you, they are discussed in Part B. Changes in the treatment of capital gains, however, are discussed in this section.
     Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. As such, a Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies certain other requirements relating to the sources of its income and diversification of its assets.
     Each Fund intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. For corporate investors, dividends from net investment income will generally qualify in part for the corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice from Equity Funds II, Inc. to the Fund's shareholders. For the period February 24, 1997 (date of initial sale) through November 30, 1997, all of the dividends from each Fund's net investment income qualified for the corporate dividends-received deduction.
     Distributions paid by a Fund from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Funds do not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in a Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

The Treatment of Capital Gain Distributions under the Taxpayer Relief Act of
1997
     The 1997 Act creates a category of long-term capital gain for individuals that will be taxed at new lower tax rates. For investors who are in the 28% or higher federal income tax brackets, these gains will be taxed at a maximum rate of 20%. For investors who are in the 15% federal income tax bracket, these gains will be taxed at a maximum rate of 10%. Capital gain distributions will qualify for these new maximum tax rates, depending on when each Fund's securities were sold and how long they were held by the Fund before they were sold. Investors who want more information on holding periods and other qualifying rules relating to these new rates should review the expanded discussion in Part B, or should contact their own tax advisers.
     Equity Funds II, Inc. will advise you in its annual information reporting at calendar year end of the amount of its capital gain distributions which will qualify for these maximum federal tax rates.
     Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Fund and received by the shareholder on December 31 of the calendar year in which they are declared.
     The sale of shares of the Funds is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between a Fund and any other fund in the Delaware Group. Any loss incurred on a sale or exchange of Fund shares that had been held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. All or a portion of the sales charge incurred in acquiring Fund shares will be excluded from the federal tax basis of any of such shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss upon the sale of such shares) if the sale proceeds are reinvested in such Fund or in another fund in the Delaware Group of funds and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

     The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes. See Automatic Conversion of Class B Shares under Classes of Shares.
     Each Fund may be subject to foreign withholding taxes on income from certain of its foreign securities.
     In addition to the federal taxes described above, shareholders may or may not be subject to various state and local taxes. For example, distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes. Because investors' state and local taxes may be different than the federal taxes described above, investors should consult their own tax advisers.
     Each year, Equity Funds II, Inc. will mail to you information on the tax status of the dividends and distributions paid by the Fund in which you hold shares. Shareholders will also receive each year information as to the portion of dividend income that is derived from U.S. government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by a Fund.
     Equity Funds II, Inc. is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Investment Application your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.
     See Accounting and Tax Issues and Distributions and Taxes in Part B for additional information on tax matters relating to each Fund and its shareholders.

Calculation of
Offering Price and
Net Asset Value Per Share

     The net asset value ("NAV") per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Debt securities are priced on the basis of valuations provided by an independent pricing service using methods approved by Equity Funds II, Inc.'s Board of Directors. Equity securities for which market quotations are available are priced at market value. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by Equity Funds II, Inc.'s Board of Directors.
     Class A Shares are purchased at the offering price per share, while Class B Shares and Class C Shares are purchased at the NAV per share. The offering price per share of Class A Shares consists of the NAV per share next computed after the order is received, plus any applicable front-end sales charges.
     The offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.
     The net asset values of all outstanding shares of each class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in that Fund represented by the value of shares of such classes, except that the Blue Chip Fund Institutional Class and the Social Awareness Fund Institutional Class will not incur any of the expenses under 12b-1 Plans and the Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expense payable under their respective Plans.

Management of
the Funds

Directors
     The business and affairs of Equity Funds II, Inc. are managed under the direction of its Board of Directors. Part B contains additional information regarding Equity Funds II, Inc.'s directors and officers.

Investment Manager
     The Manager furnishes investment management services to each Fund.
     The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On November 30, 1997, the Manager and its affiliates within the Delaware Group, including Delaware International Advisers Ltd., were managing in the aggregate more than $39 billion in assets in the various institutional or separately managed (approximately $23,274,532,000) and investment company (approximately $16,181,491,000) accounts.
     The Manager is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.
     The Manager administers the affairs of and is ultimately responsible for the investment management of each of the Funds under separate Investment Management Agreements with Equity Funds II, Inc. on behalf of each Fund dated February 24, 1997. Under the Investment Management Agreement for Blue Chip Fund, the Manager is paid an annual fee equal to 0.65% on the first $500 million of average daily net assets, 0.625% on the next $500 million and 0.60% on the average daily net assets in excess of $1 billion. Under the Investment Management Agreement for Social Awareness Fund, the Manager is paid an annual fee equal to 0.75% on the first $500 million of average daily net assets, 0.725% on the next $500 million and 0.70% on the average daily net assets in excess of $1 billion. For the period February 24, 1997 (date of initial sale) through November 30, 1997, investment management fees incurred by Blue Chip Fund were 0.65% (annualized) of average daily net assets and no fees were paid by this Fund as a result of the voluntary waiver of fees by the Manager. For the period February 24, 1997 (date of initial sale) through November 30, 1997, investment management fees incurred by Social Awareness Fund were 0.75% (annualized) of average daily net assets and 0.29% (annualized) of average daily net assets were paid after considering the voluntary waiver of fees by the Manager.
     The directors of Equity Funds II, Inc. annually review fees paid to the Manager.

     Pursuant to the terms of a Sub-Advisory Agreement with the Manager, the Sub-Adviser participates in the management of each Fund's assets, is responsible for day-to-day investment management of each Fund, makes investment decisions for each Fund in accordance with the Fund's investment objectives and stated policies and places orders on behalf of each Fund to effect the investment decisions made. The Manager continues to have ultimate responsibility for all investment advisory services in connection with the management of the Funds pursuant to the Investment Management Agreement and supervises the Sub-Adviser's performance of such services. For the services provided to the Manager, the Manager pays the Sub-Adviser the following annual fee with respect to Blue Chip Fund: (i) 0.15% of average daily net assets averaging one year old or less; (ii) 0.20% of average daily net assets averaging two years old or less, but greater than one year old; and (iii) 0.35% of average daily net assets averaging over two years old. For the services provided to the Manager, the Manager pays the Sub-Adviser the following annual fee with respect to Social Awareness Fund: (i) 0.20% of average daily net assets averaging one year old or less; (ii) 0.25% of average daily net assets averaging two years old or less, but greater than one year old; and (iii) 0.40% of average daily net assets averaging over two years old.
     The Sub-Adviser, 630 Fifth Avenue, New York, New York, 10111, is an indirect, wholly-owned subsidiary of Lincoln National and an affiliate of the Manager. Founded in 1979, it provides investment advice to pension plans, endowments, insurance and commingled products and had assets under management, as of November 30, 1997, in excess of $7 billion. T. Scott Wittman, President and Chief Investment Officer of the Sub-Adviser, has primary responsibility for making day-to-day investment decisions for each Fund. He has had such responsibility for the Funds since their inception. His responsibilities include both business administration and equity portfolio management. A CFA charterholder, Mr. Wittman received both graduate and undergraduate degrees in business administration from Indiana University. He has spent his entire professional career in quantitative investment firms, including TSA Capital Management, where he was a managing director, and Mellon Bank, where he was Vice President and Manager of Quantitative Analysis and Systems.
     Mr. Wittman also serves as portfolio manager for Lincoln National Growth and Income Fund, Inc. ("Lincoln Growth and Income Fund") and Lincoln National Social Awareness Fund, Inc. ("Lincoln Social Awareness Fund"), which are available only through variable annuity contracts issued by Lincoln National Life Insurance Co. In the capacity as portfolio manager, Mr. Wittman has had primary responsibility for making day-to-day investment decisions for each such fund. The Sub-Adviser has served as sub-adviser for Lincoln Growth and Income Fund since August 21, 1985 and for Lincoln Social Awareness Fund since inception. Mr. Wittman has served as portfolio manager for each fund since October 1993.

Comparative Performance

     For the period February 28, 1997 through December 31, 1997, the aggregate return for Class A Shares, Class B Shares and Class C Shares of Blue Chip Fund excluding sales charge was 20.74%, 20.12% and 20.12%, respectively and the aggregate return for Class A Shares, Class B Shares and Class C Shares of Social Awareness Fund excluding sales charge was 27.97%, 26.94% and 26.94%, respectively. These total returns assume the reinvestment of all dividends and capital gains and reflect fee waivers and expense payments in effect. Without these waivers and expense payments, each Fund's performance would be lower. Of course, past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For more information on performance, including each Fund's total return including sales charge, see Performance Information in Part B.
     The investment objectives, policies and strategies of Blue Chip Fund and Lincoln Growth and Income Fund are substantially similar. Mr. Wittman makes comparable selections of securities for each such fund. The table below presents average annual total returns for Lincoln Growth and Income Fund as of December 31, 1997. This information is provided to illustrate the past performance of the Sub-Adviser and Mr. Wittman in managing a similar fund as compared to the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500"), a standard benchmark of large company stocks. The past performance of the Lipper Growth and Income Average is also included. The Blue Chip Fund is included in this average for the period February 28, 1997 through December 31, 1997. The performance shown below does not represent the past or future performance of the Blue Chip Fund. You should not consider this past performance as an indication of future performance of the Blue Chip Fund or of the Sub-Adviser. The results presented below may not necessarily equate with the returns experienced by a shareholder of the Blue Chip Fund.

                            Period
                          2/28/97(1)
                           through          1            2            3            5           10           Since
                           12/31/97       Year         Years        Years        Years        Years      Inception(2)
                         -----------   ----------   ----------   ----------   ----------   ----------   -------------
Lincoln Growth
  and Income(3)             22.1%         30.9%        25.6%        29.9%        20.3%        15.7%        16.2%
S&P 500(4) ...........      24.5%         33.4%        28.0%        31.1%        20.3%        18.0%        17.8%
Lipper Growth
  and Income
  Average(5) .........      21.1%         27.1%        24.3%        26.5%        17.5%        15.7%        15.6%

(1) Total return has not been annualized.
(2) Lincoln Growth and Income Fund's inception date is December 21, 1981. The Lipper Growth and Income Average and S&P 500 inception date is December
    31, 1981.
(3) Returns reflect changes in share prices and reinvestment of dividends and distributions and are net of all expenses, including insurance related fees. The expense ratio of the Lincoln Growth and Income Fund, including insurance related fees, has been capped at 1.50% since inception.
(4) The S&P 500 is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. It includes a broad range of industries and represents approximately 70% of the total value of the U.S. stock market. The index assumes reinvestment of dividends and distributions, but not management fees and other expenses. A direct investment in an index is not possible.
(5) Returns represented in the Lipper Analytical Services growth and income category reflect changes in share prices and reinvestment of dividends and distributions and are net of all expenses. For the time periods shown, there were 650 funds in the average for the period February 28, 1997 through December 31, 1997; 624 funds in the average for the 1 year period ended December 31, 1997; 489 funds in the average for the 2 years ended December 31, 1997; 402 funds in the average for the 3 years ended December 31, 1997; 241 funds in the average for the 5 years ended December 31, 1997; 137 funds in the average for the 10 years ended December 31, 1997; and 78 funds in the average for the period December 31, 1981 through December 31, 1997.
     The investment objectives, policies and strategies of Social Awareness Fund of Equity Funds II, Inc. and Lincoln Social Awareness Fund are substantially similar. Mr. Wittman makes comparable selections of securities for each such fund. The table below presents average annual total returns for Lincoln Social Awareness Fund as of December 31, 1997. This information is provided to illustrate the past performance of the Sub-Adviser and Mr. Wittman in managing a similar fund as compared to the S&P 500, a standard benchmark of large company stocks. The past performance of the Lipper Growth Average is also included. The Social Awareness Fund is included in this average for the period February 28, 1997 through December 31, 1997. The performance shown below does not represent past or future performance of the Social Awareness Fund of Equity Funds II, Inc. You should not consider this past performance an indication of future performance of the Social Awareness Fund of Equity Funds II, Inc. or the Sub-Adviser. The results presented below may not necessarily equate with the returns experienced by a shareholder of the Social Awareness Fund of Equity Funds II, Inc.

                            Period
                          2/28/97(1)
                           through          1            2            3            5           Since
                           12/31/97       Year         Years        Years        Years      Inception(2)
                         -----------   ----------   ----------   ----------   ----------   -------------
Lincoln Social
  Awareness
  Fund(3) ............      30.1%         37.5%        33.7%        37.0%        24.0%        19.3%
S&P 500(4) ...........      24.5%         33.4%        28.0%        31.1%        20.3%        17.9%
Lipper Growth
  Average(5) .........      20.6%         25.3%        22.4%        25.1%        16.5%        15.5%

(1) Total return is not annualized.
(2) Lincoln Social Awareness Fund's inception date is May 2, 1988. The Lipper Growth Average and S&P 500 inception date is April 30, 1988.
(3) Returns reflect changes in share prices and reinvestment of dividends and distributions and are net of all expenses, including insurance related fees. The expense ratio of the Lincoln Social Awareness Fund, including insurance related fees, has been capped at 1.50% since inception.
(4) The S&P 500 is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. It includes a broad range of industries and represents approximately 70% of the total value of the U.S. stock market. The index assumes reinvestment of dividends and distributions, but not management fees and other expenses. A direct investment in an index is not possible.
(5) Returns represented in the Lipper Analytical Services growth category reflect changes in share prices and reinvestment of dividends and distributions and are net of all expenses. For the time periods shown, there were 862 funds in the average for the period February 28, 1997 through December 31, 1997; 838 funds in the average for the 1 year period ended December 31, 1997; 638 funds in the average for the 2 years ended December 31, 1997; 517 funds in the average for the 3 years ended December 31, 1997; 315 funds in the average for the 5 years ended December 31, 1997; and 186 funds in the average for the period April 30, 1988 through December 31, 1997.

Portfolio Trading Practices
     Each Fund normally will not invest for short-term trading purposes. However, a Fund may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of a Fund and may affect taxes payable by such Fund's shareholders. Given each Fund's investment objective, its annual portfolio turnover rate is not expected to exceed 100%. A turnover rate of 100% would occur, for example, if all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year.
     Each Fund uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or to their advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, each Fund may consider a broker/dealer's sales of shares of funds in the Delaware Group of funds in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain expenses of such funds, such as custodian fees.

Performance Information
     From time to time, each Fund may quote total return performance of its Classes in advertising and other types of literature.
     Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value and: (i) in the case of Class A Shares, the impact of the maximum front-end sales charge at the beginning of each specified period; and (ii) in the case of Class B Shares and Class C Shares, the deduction of any applicable CDSC at the end of the relevant period. Each presentation will include the average annual total return for one-, five- and ten-year or life-of-fund periods, as relevant. Each Fund may also advertise aggregate and average total return information concerning a Class over additional periods of time. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC. In this case, such total return information would be more favorable than total return information that includes the deductions of the maximum front-end sales charge or any applicable CDSC.
     Net asset value fluctuates and is not guaranteed. Past performance is not a guarantee of future results. For further performance see Performance Information in Part B.

Distribution (12b-1) and Service
     The Distributor, Delaware Distributors, L.P., serves as the national distributor of each Fund's shares under separate Distribution Agreements with Equity Funds II, Inc. dated as of February 24, 1997.
     Equity Funds II, Inc. has adopted a separate distribution plan under Rule 12b-1 for each of the Class A Shares, Class B Shares and Class C Shares of the Fund (the "Plans"). The Plans permit the Fund to which the Plans relate to pay the Distributor from the assets of the respective Classes a monthly fee for the Distributor's services and expenses in distributing and promoting sales of shares. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of shares of the Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences, and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class. In addition, each Fund may make payments from the 12b-1 plan fees of its respective Class directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with Equity Funds II, Inc.
     The 12b-1 Plan expenses relating to each of the Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.
     The aggregate fees paid by a Fund from the assets of its respective Classes to the Distributor and others under the Plans may not exceed (i) 0.30% of the Class A Shares' average daily net assets in any year, and (ii) 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets in any year. The Class A, Class B and Class C Shares will not incur any distribution expenses beyond these limits, which may not be increased without shareholder approval. For the period from February 1, 1998 through July 31, 1998, the Distributor has elected voluntarily to waive its right to receive 12b-1 Plan fees with respect to Class A Shares of Social Awareness Fund to the extent necessary to ensure that 12b-1 Plan expenses for such Class do not exceed 0.25% of average daily net assets.
     While payments pursuant to the Plans may not exceed 0.30% annually with respect to the Class A Shares, and 1% annually with respect to each of the Class B Shares and the Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may, however incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of Equity Funds II, Inc.'s unaffiliated directors, who may reduce the fees or terminate the Plans at any time.
     Equity Funds II, Inc.'s Plans do not apply to the Blue Chip Fund Institutional Class of shares or the Social Awareness Fund Institutional Class of shares. Those shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of the Blue Chip Fund Institutional Class shares or the Social Awareness Fund Institutional Class shares.
     The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for each Fund pursuant to an amended and restated agreement dated as of February 24, 1997. The Transfer Agent also provides accounting services to each Fund pursuant to the terms of a separate Fund Accounting Agreement.
     The directors of Equity Funds II, Inc. annually review service fees paid to the Distributor and the Transfer Agent. The Distributor and the Transfer Agent are also indirect, wholly owned subsidiaries of DMH.

Expenses
     Each Fund is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement. The Funds' other expenses include each Fund's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders. The expense ratio of each Class will also reflect the impact of its 12b-1 Plan.

Shares
     Equity Funds II, Inc. is an open-end management investment company. Each Fund's portfolio of assets is diversified as defined by the 1940 Act. Commonly known as a mutual fund, Equity Funds II, Inc. was organized as a Maryland corporation on March 4, 1983. Equity Funds II, Inc. was previously organized as a Delaware corporation in 1970. In addition to each Fund, Equity Funds II, Inc. presently offers two other series of shares, the Decatur Income Fund series and the Decatur Total Return Fund series.
     Equity Funds II, Inc.'s shares have a par value of $1.00, equal voting rights, except as noted below, and are equal in all other respects. Equity Funds II, Inc.'s shares have noncumulative voting rights which means that the holders of more than 50% of Equity Funds II, Inc.'s shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Maryland law, Equity Funds II, Inc. is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Shareholders of 10% or more of Equity Funds II, Inc.'s outstanding shares may request that a special meeting be called to consider the removal of a director.

     In addition to Class A Shares, Class B Shares and Class C Shares, the Blue Chip Fund and Social Awareness Fund also offer, respectively, the Blue Chip Fund Institutional Class and the Social Awareness Fund Institutional Class. Shares of each class represent proportionate interests in the assets of a Fund and have the same voting and other rights and preferences as the other classes of such Fund, except that shares of the Blue Chip Fund Institutional Class and the Social Awareness Fund Institutional Class are not subject to, and may not vote on matters affecting, the Distribution Plans under Rule 12b-1 relating to the Class A, Class B and Class C Shares. Similarly, as a general matter, the shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, the Class B Shares may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plan relating to the Class A Shares.
     The Lincoln National Life Insurance Company has made an investment in each Fund, which resulted in The Lincoln National Life Insurance Company holding 28.45% of the outstanding shares of Blue Chip Fund as of December 31, 1997. Subject to certain limited exceptions, there is no limitation on The Lincoln National Life Insurance Company's ability to redeem its shares of a Fund and it may elect to do so at any time.
     Effective as of the close of business on January 28, 1998, the name of Quantum Fund was changed to Social Awareness Fund.

Other Investment
Policies and
Risk Considerations

Social Criteria
     Social Awareness Fund will adhere to a Social Criteria strategy, which may be changed by action of Equity Funds II, Inc.'s Board of Directors. The Sub-Adviser will utilize the Social Investment Database published by KLD in determining whether a company is engaged in any activity precluded by the Fund's Social Criteria. The Social Investment Database reflects KLD's determination of the extent to which a company's involvement in the activities prohibited by the Social Criteria is significant enough to merit a concern or a major concern. Significance may be determined on the basis of percentage of revenue generated by, or the size of the operations attributable to, activities related to such Social Criteria, or other factors selected by KLD. The social screening undergoes continual refinement and modification. Pursuant to the Social Criteria presently in effect, the Fund will not knowingly invest in or hold securities of companies which engage in:
     1. Activities which result or are likely to result in damage to the natural environment;
     2. The production of nuclear power, the design or construction of nuclear power plants, or the manufacture of equipment for the production of nuclear power;
     3. The manufacture of, or contracting for, military weapons; or
     4. The alcoholic beverage, tobacco or gambling industries.
     Because of its Social Criteria, the Fund may not be able to take the same advantage of certain investment opportunities as do funds which do not have Social Criteria. Only securities of companies not excluded by any of the Social Criteria will be eligible for consideration for purchase by the Fund according to its objective and policies described in this Prospectus.
     The Fund will commence the orderly sale of securities of a company when it is determined by the Sub-Adviser that such company no longer adheres to the Social Criteria. The Fund will sell such securities in a manner so as to minimize any adverse affect on the Fund's assets. Typically, such sales will be made within 90 days from the date of the Sub-Adviser's determination, unless a sale within the 90-day period would produce a significant loss to the overall value of the Fund's assets.

Convertible, Debt and Non-Traditional Equity Securities
     Each Fund may invest in convertible and debt securities of issuers in any industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible and debt securities are senior to common stocks in a corporation's capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible and debt securities provide a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.
     Each Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

     Each Fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

Foreign Securities
     Each Fund may invest up to 20% of its total assets in foreign securities, although the Sub-Adviser does not presently anticipate doing so. Foreign markets may be more volatile than U.S. markets. Such investments involve sovereign risk in addition to the normal risks associated with securities of U.S. issuers. These risks include political risks, foreign taxes and exchange controls and currency fluctuations. For example, foreign portfolio investments may fluctuate in value due to changes in currency rates (i.e., other things being equal, the value of foreign investments would increase with a fall in the value of the dollar, and decrease with a rise in the value of the dollar) and control regulations apart from market fluctuations. Each Fund may also experience delays in foreign securities settlement.

Depositary Receipts
     Each Fund may make foreign investments through the purchase and sale of sponsored or unsponsored American, European and Global Depositary Receipts ("Depositary Receipts"). Depositary Receipts are receipts typically issued by a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" Depositary Receipts are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" Depositary Receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored Depositary Receipt. Investments in Depositary Receipts involve risks similar to those accompanying direct investments in foreign securities.

Futures Contracts
     Each Fund may enter into futures contracts on stocks, stock indices and foreign currencies, and purchase or sell options on such futures contracts. These activities will not be entered into for speculative purposes, but rather for hedging purposes and to facilitate the ability to quickly deploy into the stock market a Fund's positions in cash, short-term debt securities and other money market instruments, at times when a Fund's assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for the Fund involved.
     A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which the securities, foreign currency or other financial instrument underlying the contract are delivered, or in the case of securities index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

     The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. This amount is generally maintained in a segregated account at the custodian bank. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contracts more or less valuable, a process known as "marking to the market."
     Purchases or sales of stock index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock prices. For example, a Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out.
     Each Fund may purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments denominated in foreign currencies from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.
     Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.
     Each Fund may also purchase and write options on the types of futures contracts in which the Fund may invest, and enter into related closing transactions. Options on futures are similar to options on securities, as described below, except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than to actually purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. In the event that an option written by a Fund is exercised, the Fund will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.
     At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. Likewise, a position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to availability of a secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. Each Fund may realize a profit or a loss when closing out a futures contract or an option on a futures contract.
     To the extent that interest or exchange rates or securities prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that a Fund purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market could prevent a Fund from closing out its positions relating to futures. See Part B for a further discussion of this investment technique.

Options
     Each Fund may write covered call options on individual issues as well as write call options on stock indices. Each Fund may also purchase put options on individual issues and on stock indices. The Sub-Adviser will employ these techniques in an attempt to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The ability to hedge effectively using options on stock indices will depend, in part, on the correlation between the composition of the index and a Fund's portfolio as well as the price movement of individual securities. The Sub-Adviser may also write covered call options to achieve income to offset the cost of purchasing put options.
     While there is no limit on the amount of a Fund's assets which may be invested in covered call options, the Fund will not invest more than 2% of its net assets in put options. Each Fund will only use Exchange-traded options.

Call Options
     Writing Covered Call Options--A covered call option obligates a Fund to sell one of its securities for an agreed price up to an agreed date. When a Fund writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually, not more than nine months) at a fixed price regardless of market price changes during the call period. The advantage is that the Fund receives premium income for the limited purpose of offsetting the costs of purchasing put options or offsetting any capital loss or decline in the market value of the security. However, if the Sub-Adviser's forecast is wrong, the Fund may not fully participate in the market appreciation if the security's price rises.
     Writing a Call Option on Stock Indices--Writing a call option on stock indices is similar to the writing of a call option on an individual stock. Stock indices used will include, but not be limited to, the S&P 500, the S&P 100 and the S&P Over-The-Counter ("OTC") 250.

Put Options
     Purchasing a Put Option--A put option gives a Fund the right to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Fund can be protected should the market value of the security decline. However, the Fund must pay a premium for this right which would be lost if the option is not exercised.
     Purchasing a Put Option on Stock Indices--Purchasing a protective put option on stock indices is similar to the purchase of protective puts on an individual stock. Indices used will include, but not be limited to, the S&P 500, the S&P 100 and the S&P OTC 250.
     Closing Transactions--Closing transactions essentially let a Fund offset a put option or covered call option prior to its exercise or expiration. If the Fund cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

Restricted/Illiquid Securities
     Each Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933 ("1933 Act"). Rule 144A exempts many privately placed and legally restricted securities from the registration requirements of the 1933 Act and permits such securities to be freely traded among certain institutional buyers such as the Funds.
     Each Fund may invest no more than 15% of the value of its net assets in illiquid securities. Illiquid securities, for purposes of this policy, include repurchase agreements maturing in more than seven days.
     While maintaining oversight, the Board of Directors has delegated to each Fund's Sub-Adviser the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of a Fund's limitation on investments in illiquid assets. The Board has instructed each Fund's Sub-Adviser to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).
     If a Sub-Adviser determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the 15% limit on investment in such securities, the Sub-Adviser will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.

Short-Term Investments
     The short-term investments in which the Funds will invest are:
     (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a U.S. commercial bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by either Fund, and time deposits maturing from two business days through seven calendar days will not exceed 15% of either Fund's total assets. Certificates of deposit are negotiable short-term obligations issued by commercial banks against fundsdeposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

     Neither Fund will invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion or, in the case of a bank which does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) it is a member of the Federal Deposit Insurance Corporation, and (iii) the bank or its securities have received the highest quality rating by a nationally-recognized statistical rating organization;
     (2) Commercial paper with the highest quality rating by a nationally-recognized statistical rating organization (e.g., A-1 by S&P or Prime-1 by Moody's) or, if not so rated, of comparable quality as determined by each Fund's investment adviser;
     (3) Short-term corporate obligations with the highest quality rating by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if not so rated, of comparable quality as determined by each Fund's investment adviser;
     (4) U.S. government securities; and
     (5) Repurchase agreements collateralized by securities listed below.
     See Appendix A of Part B for a description of applicable ratings.

When-Issued and Delayed Delivery Securities
     Each Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. Each Fund will maintain with its Custodian Bank a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment and no interest accrues to such Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is a current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the its total assets less liabilities other than the obligations created by these commitments.

Repurchase Agreements
     In order to invest its short-term cash reserves or when in a temporary defensive posture, each Fund may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by its Sub- Adviser, under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week but on occasion for longer periods. Not more than 15% of each Fund's assets may be invested in illiquid assets of which, no more than 10% may be invested in repurchase agreements of over seven days' maturity. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss, if any, would be the difference between the repurchase price and the market value of the security. Each Fund will limit its investments in repurchase agreements to those which its Sub-Adviser under guidelines of the Board of Directors determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 102% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis.

Securities Lending Activities
     Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
     The major risk to which each Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, each Fund will only enter into loan arrangements after a review of all pertinent facts by the investment adviser, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the management for each Fund.

Borrowing from Banks
     Each Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. A Fund will not borrow money in excess of one-third of the value of its net assets. A Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of a Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays, or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations), reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. Each Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will normally not be purchased while a Fund has an outstanding borrowing.

    The Delaware Group includes funds
  with a wide range of investment objectives.
  Stock funds, income funds, national and
  state specific tax-exempt funds, money market funds, global and international funds and closed-end funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, contact your financial adviser or call
  Delaware Group at 800-523-4640.

  Investment Manager
  Delaware Management Company, Inc.
  One Commerce Square
  Philadelphia, PA 19103

  Sub-Adviser
  Vantage Global Advisors, Inc.
  630 Fifth Avenue
  New York, NY 10111

  National Distributor
  Delaware Distributors, L.P.
  1818 Market Street
  Philadelphia, PA 19103

  Shareholder Servicing,
  Dividend Disbursing,
  Accounting Services
  and Transfer Agent
  Delaware Service Company, Inc.
  1818 Market Street
  Philadelphia, PA 19103

  Legal Counsel
  Stradley, Ronon, Stevens & Young, LLP
  One Commerce Square
  Philadelphia, PA 19103

  Independent Auditors
  Ernst & Young LLP
  Two Commerce Square
  Philadelphia, PA 19103

  Custodian
  The Chase Manhattan Bank
  4 Chase Metrotech Center
     Brooklyn, NY 11245

  DELAWARE INVESTMENTS

  Printed in the U.S.A. on recycled paper.
   P-143[--] PP1/98

BLUE CHIP FUND
SOCIAL AWARENESS FUND                                        PROSPECTUS

(formerly Quantum Fund)                                JANUARY 30, 1998


INSTITUTIONAL CLASS SHARES
         -------------------------------------------------------------
                  1818 Market Street, Philadelphia, PA 19103
     For more information about the Blue Chip Fund Institutional Class and the Social Awareness Fund Institutional Class call the Delaware Group at
                                 800-828-5052

     This Prospectus describes two series, the Blue Chip Fund and the Social Awareness Fund (individually a "Fund" and collectively the "Funds"), of Delaware Group Equity Funds II, Inc. ("Equity Funds II, Inc."), a professionally-managed mutual fund of the series type. The Blue Chip Fund offers the Blue Chip Fund Institutional Class and the Social Awareness Fund offers the Social Awareness Fund Institutional Class. Each class is referred to individually as a "Class" and collectively as the "Classes." Effective as of the close of business on January 28, 1998, Quantum Fund's name was changed to Social Awareness Fund.
     The investment objective of Blue Chip Fund is to achieve long-term capital appreciation. Current income is a secondary investment objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. The investment objective of Social Awareness Fund is to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.
     This Prospectus relates only to the Classes and sets forth information that you should read and consider before you invest. Please retain it for future reference. The Statement of Additional Information ("Part B" of Equity Funds II, Inc.'s registration statement), dated January 30, 1998, as it may be amended from time to time, contains additional information about the Funds and has been filed with the Securities and Exchange Commission ("SEC"). Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above number. Each Fund's financial statements appear in its Annual Report, which will accompany any response to requests for Part B. The SEC also maintains a Web site (http://www.sec.gov) that contains Part B, material incorporated by reference into Equity Funds II, Inc.'s registration statement, and other information regarding registrants that electronically file with the SEC.
     The Blue Chip Fund also offers the Blue Chip Fund A Class of shares, the Blue Chip Fund B Class of shares and the Blue Chip Fund C Class of shares. The Social Awareness Fund also offers the Social Awareness Fund A Class of shares, the Social Awareness Fund B Class of shares and the Social Awareness Fund C Class of shares. Shares of these classes are subject to sales charges and other expenses, which may affect their performance. A prospectus for these classes can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling 800-523-4640.
     TABLE OF CONTENTS


    Cover Page .....................................................      1
    Synopsis .......................................................      2
    Summary of Expenses ............................................      3
    Financial Highlights ...........................................      4
    Investment Objectives and Policies .............................      5
     Suitability ...................................................      5
     Investment Strategy ...........................................      5
    Classes of Shares ..............................................      8

    How to Buy Shares ..............................................      9
    Redemption and Exchange ........................................     10
    Dividends and Distributions ....................................     11
    Taxes ..........................................................     12
    Calculation of Net Asset Value Per Share .......................     13
    Management of the Fund .........................................     13
    Other Investment Policies and
     Risk Considerations ...........................................     17

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUNDS ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SHARES OF THE FUNDS ARE NOT BANK OR CREDIT UNION DEPOSITS.

SYNOPSIS
Investment Objective
     Blue Chip Fund --The investment objective of Blue Chip Fund is to achieve long-term capital appreciation. Current income is a secondary investment objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities.
     Social Awareness Fund--The investment objective of Social Awareness Fund is to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

Risk Factors and Special Considerations
     Each Fund has the ability to enter into options and futures transactions for hedging purposes to attempt to counterbalance portfolio volatility. There are risks that result from the use of options and futures and the investor should review the description of these risks in this Prospectus. See Futures Contracts and Options under Other Investment Policies and Risk Considerations.
     Each Fund may invest up to 20% of its total assets directly or indirectly in securities of issuers domiciled in foreign countries. Such investments involve certain risk and opportunity considerations not typically associated with investing in United States companies. See Foreign Securities under Other Investment Policies and Risk Considerations.

Investment Manager, Distributor and Transfer Agent
     Delaware Management Company, Inc. (the "Manager") furnishes investment management services to each Fund, subject to the supervision and direction of Equity Funds II, Inc.'s Board of Directors. The Manager also provides investment management services to certain of the other funds in the Delaware Group. The Manager has selected Vantage Global Advisors, Inc. (the "Sub-Adviser") to serve as sub-adviser to each Fund and as such, is responsible for the day-to-day investment management of each Fund. Delaware Distributors, L.P. (the "Distributor") is the national distributor for the Fund and for all of the other mutual funds in the Delaware Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing, accounting services and transfer agent for the Fund and for all of the other mutual funds in the Delaware Group. See Summary of Expenses and Management of the Funds for further information regarding the Manager and the Sub-Adviser and the fees payable under each Fund's Investment Management Agreement and Sub-Advisory Agreement.

Purchase Price
     Shares of each Class offered by this Prospectus are available at net asset value, without a front-end or contingent deferred sales charge, and are not subject to distribution fees under a Rule 12b-1 distribution plan. See Classes of Shares.

Redemption and Exchange
     Shares of each Class are redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. See Redemption and Exchange.

Open-End Investment Company
     Equity Funds II, Inc., which was organized as a Maryland corporation in 1983, is an open-end management investment company. Each Fund's portfolio of assets is diversified as defined by the Investment Company Act of 1940 (the "1940 Act"). Equity Funds II, Inc. was previously organized as a Delaware corporation in 1956. See Shares under Management of the Funds.

SUMMARY OF EXPENSES


                                                        Blue     Social
                                                        Chip    Awareness
          Shareholder Transaction Expenses              Fund      Fund
----------------------------------------------------  -------  ----------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price) ..............   None       None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price) ..............   None       None
Exchange Fees ......................................   None*      None*



             Annual Operating Expenses                  Blue     Social
                (as a percentage of                     Chip    Awareness
             average daily net assets)                  Fund       Fund
---------------------------------------------------   -------  ----------
Management Fees (after voluntary waivers) .........    0.00%       0.29%
12b-1 Fees ........................................    None        None
Other Operating Expenses ..........................    1.20%       0.91%
                                                       ----        ----
Total Operating Expenses+
  (after voluntary waivers) .......................    1.20%       1.20%
                                                       ====        ====

*Exchanges are subject to the requirements of each fund and a front-end sales charge may apply.
+ Because each Fund did not commence operations until February 24, 1997, Total Operating Expenses and Other Operating Expenses for each Fund are based on estimated amounts each Fund expects to pay during the fiscal year. The Manager has elected to voluntarily waive that portion, if any, of the annual management fees payable by a Fund and to pay a Fund's expenses to the extent necessary to ensure that the Fund's total operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) do not exceed, on an annualized basis, 1.20% of the average daily net assets of the Fund. The Manager's voluntary fee waivers and expense payments began upon the commencement of the public offering of each Fund and will extend through July 31, 1998. Absent the Manager's voluntary fee waivers and expense payments, it is estimated that during the current fiscal year, the Total Operating Expenses would be 2.65% for the Blue Chip Fund Institutional Class and 1.66% for the Social Awareness Fund Institutional Class, which would include Management Fees of 0.65% and 0.75% for the Blue Chip Fund and Social Awareness Fund, respectively.
     For expense information about Class A Shares, Class B Shares and Class C Shares, see the separate prospectus relating to those classes.
     The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. Equity Funds II, Inc. charges no redemption fees. The following example assumes the voluntary waiver of the management fee by the Manager.



                                                    1 year    3 years
                                                   --------  --------
  Blue Chip Fund Institutional Class ............     $12       $38
  Social Awareness Fund Institutional Class .....     $12       $38


This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

     The purpose of the above tables is to assist the investor in understanding the various costs and expenses that an investor in the Class will bear directly or indirectly.

FINANCIAL HIGHLIGHTS
The following financial highlights are derived from the financial statements of Blue Chip Fund and Social Awareness Fund of Delaware Group Equity Funds II,
Inc. and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes and the report of Ernst & Young LLP covering such financial information and highlights, all of which are incorporated by reference into Part B. Further information about each Fund's performance is contained in its Annual Report to shareholders. A copy of each Fund's Annual Report (including the report of
Ernst & Young LLP) may be obtained from Equity Funds II, Inc. upon request at no charge.
--------------------------------------------------------------------------------

                                                                                     Blue Chip           Social Awareness
                                                                                        Fund                   Fund
                                                                                   Institutional          Institutional
                                                                                       Class                  Class
                                                                               ---------------------  ---------------------
                                                                                       Period                 Period
                                                                                      2/24/97(1)             2/24/97(1)
                                                                                      through                through
                                                                                      11/30/97               11/30/97
                                                                               ---------------------  ---------------------
Net Asset Value, Beginning of Period ........................................       $  8.500                $  8.500
Income From Investment Operations
Net Investment Income(2).....................................................          0.062                   0.029
Net Realized and Unrealized Gain from Investments ...........................          1.308                   1.821
                                                                                    --------                --------
  Total From Investment Operations ..........................................          1.370                   1.850
                                                                                    --------                --------
Less Distributions
Dividends from Net Investment Income ........................................         none                    none
Distributions from Capital Gains ............................................         none                    none
                                                                                    --------                --------
  Total Distributions .......................................................         none                    none
                                                                                    --------                --------
Net Asset Value, End of Period ..............................................       $  9.870                $ 10.350
                                                                                    ========                ========
------------------------------------------------------------------------------------------------------------------------------
Total Return ................................................................          16.12%(3)               21.77%(3)
------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net Assets, End of Period (000's omitted) ...................................       $  1,834               $    107
Ratio of Expenses to Average Daily Net Assets ...............................           1.20%                  1.20%
Ratio of Expenses to Average Daily Net Assets Prior to Expense Limitation ...           2.65%                  1.66%
Ratio of Net Investment Income to Average Daily Net Assets ..................           0.99%                  0.68%
Ratio of Net Investment Income (Loss) to Average Daily Net Assets Prior to
 Expense Limitation .........................................................          (0.46%)                 0.22%
Portfolio Turnover Rate .....................................................             25%                    29%
Average Commission Rate Paid(4)..............................................       $ 0.0359              $  0.0357

-----------
(1) Date of initial public offering; ratios have been annualized but total return has not been annualized. Total return for this short of a time period may not be representative of longer term results.
(2) The average shares outstanding method has been applied for net investment income per share information.
(3) Total return reflects the expense limitations described under Summary of Expenses.
(4) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

INVESTMENT OBJECTIVE
AND POLICIES
     Blue Chip Fund--The investment objective of Blue Chip Fund is to achieve long-term capital appreciation. Current income is a secondary investment objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities.
     Social Awareness Fund--The investment objective of Social Awareness Fund is to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

SUITABILITY
     Blue Chip Fund--The Fund may be suitable for the patient investor interested in long-term capital appreciation with the potential for current income. Investors should be willing to accept the risks associated with investments in equity securities and securities convertible into equity securities, issued by domestic and foreign issuers. Because current income is a secondary objective of the Fund, the Fund is not suitable as an investment vehicle for investors whose primary investment goal is current income.
     Social Awareness Fund--The Fund may be suitable for the patient investor interested in capital appreciation. Investors should be willing to accept the risks associated with investments in equity securities issued by domestic and foreign issuers. The Fund is designed for capital appreciation; providing current income is not a goal of the Fund. Any income produced, therefore, is expected to be minimal.

                                     * * *

     Naturally, the Funds cannot assure a specific rate of return or that principal will be protected. The value of each Fund's shares can be expected to move up and down depending upon market conditions. Consequently, appreciation may be obtained in periods of generally rising markets, while in declining markets, the value of its shares may, of course, decline. For this reason, neither Fund is appropriate for short-term investors. However, through the cautious selection and supervision of its portfolio, each Fund will strive to achieve its objective set forth above.
     Investors should not consider a purchase of shares of either Fund as equivalent to a complete investment program. The Delaware Group includes a family of funds, generally available through registered investment dealers, which may be used together to create a more complete investment program.

INVESTMENT STRATEGY
     Blue Chip Fund--The investment objective of Blue Chip Fund is to achieve long-term capital appreciation. Current income is a secondary investment objective. It seeks to achieve these objectives by investing in equity securities and any securities that are convertible into equity securities. The Sub-Adviser will invest in companies which it believes exhibit growth potential that significantly exceeds the average anticipated growth rate of companies included in the Standard and Poor's 500(R) Composite Stock Price Index ("S&P 500"). Under normal market conditions, at least 65% of the total assets of the Fund will be in companies determined by the Sub-Adviser to be "Blue Chip." Generally, the median market capitalization of companies targeted for investment by the Fund will be greater than $5 billion. For investment purposes, however, "Blue Chip" companies are those whose market capitalization is greater than $2.5 billion at the time of investment.

     The Sub-Adviser believes "Blue Chip" companies have characteristics which are desirable in seeking to achieve the investment objectives of the Fund. For example, such companies tend to have a lengthy history of profit growth and dividend payment, and a reputation for quality management structure, products and service. Securities of "Blue Chip" companies generally are considered to be highly liquid, because compared to those of lesser capitalized companies, more shares of these securities are outstanding in the marketplace and their trading volume tends to be higher.
     While it is anticipated that the Fund will invest principally in common stock and securities that are convertible into common stock, the Fund may invest in all available types of equity securities, including without limitation, preferred stock and warrants. Investments in equity securities other than common stock or securities that are convertible into common stock will be made when such securities are more attractively priced relative to the underlying common stock. Such investments may be made in any proportion deemed prudent under existing market and economic conditions. Convertible securities include preferred stock and debentures that pay a stated interest rate or dividend and are convertible into common stock at an established ratio. These securities, which are usually priced at a premium to their conversion value, may allow the Fund to receive current income while participating to some extent in any appreciation in the underlying common stock. The value of a convertible security tends to be affected by changes in interest rates as well as factors affecting the market value of the underlying common stock. See Other
Investment Policies and Risks Considerations.
     Up to 20% of the Fund's total assets may be invested directly or indirectly in securities of issuers domiciled in foreign countries, including investments in American, European and Global Depositary Receipts. See Foreign Securities under Other Investment Policies and Risk Considerations.
     The Fund may enter into options and futures transactions for hedging purposes to attempt to counterbalance portfolio volatility. See Futures Contracts and Options under Other Investment Policies and Risk Considerations.
     The Fund may hold cash or invest in short-term debt securities and other money market instruments when, in the Sub-Adviser's opinion, such holdings are prudent given then prevailing market conditions. The Fund may also invest in such instruments pending investment by the Fund of proceeds from the sale of portfolio securities or proceeds from new sales of Fund shares pending investment in other types of securities for the Fund or to maintain sufficient liquidity to meet redemptions. All such short-term investments will be of the highest quality as determined by a nationally-recognized statistical rating organization (e.g., AAA by Standard & Poor's Rating Group ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's")) or, if unrated, judged to be of comparable quality as determined by the Sub-Adviser. See Short-Term Investments under Other Investment Policies and Risk Considerations.
     The Fund will constantly strive to achieve its objectives and, in investing to do so, may hold securities for any period of time. To the extent the Fund engages in short-term trading in attempting to achieve its objectives, it may increase the turnover rate and incur larger brokerage commissions and other expenses than might otherwise be the case.

     Social Awareness Fund--The investment objective of Social Awareness Fund is to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time. Medium to large-size companies generally are those having a market capitalization of greater than $1 billion at the time of investment. The Sub-Adviser will invest substantially all of the assets of the Fund in equity securities that it believes exhibit growth potential that significantly exceeds the average anticipated growth rate of companies included in the S&P 500 and meet the Fund's "Social Criteria" strategy.
     The Fund will adhere to a Social Criteria strategy, which can be changed by action of Equity Funds II, Inc.'s Board of Directors. The Sub-Adviser will utilize the Social Investment Database published by Kinder, Lydenberg, Domini & Co. Inc. ("KLD") in determining whether a company is engaged in any activity precluded by the Fund's Social Criteria. KLD specializes in providing the financial community with social research on publicly traded U.S. corporations. The Fund will not purchase securities of any company for which the Social Investment Database indicates a concern or a major concern relating to one or more of the Social Criteria. See Social Criteria under Other Investment Policies and Risk Considerations.
     Because of the Social Criteria strategy, the Fund may be underexposed in certain sectors which may at times outperform the market.
     While it is anticipated that the Fund, under normal market conditions, will invest principally in common stock, the Fund may invest in all available types of equity securities, including without limitation, preferred stock, warrants and securities convertible into common stock. Such investments may be made in any proportion deemed prudent under existing market and economic conditions. See Other Investment Policies and Risk Considerations.
     Up to 20% of the Fund's total assets may be invested directly or indirectly in securities of issuers domiciled in foreign countries, including investments in American, European or Global Depositary Receipts. See Foreign Securities under Other Investment Policies and Risk Considerations.
     The Fund may enter into options and futures transactions for hedging purposes to counterbalance portfolio volatility. See Futures Contracts and Options under Other Investment Policies and Risk Considerations.
     The Fund may hold cash or invest in short-term debt securities and other money market instruments when, in the Sub-Adviser's opinion, such holdings are prudent given then prevailing market conditions. The Fund may also invest in such instruments pending investment by the Fund of proceeds from the sale of portfolio securities or proceeds from new sales of Fund shares pending investment in other types of securities for the Fund as to maintain sufficient liquidity to meet redemptions. All such short-term investments will be of the highest quality as determined by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if unrated, judged to be of comparable quality as determined by the Sub-Adviser. See Short-Term Investments under Other Investment Policies and Risk Considerations.
     The Fund will constantly strive to achieve its objective and, in investing to do so, may hold securities for any period of time. To the extent the Fund engages in short-term trading in attempting to achieve its objective, it may increase the turnover rate and incur larger brokerage commissions and other expenses than might otherwise be the case.

                                     * * *

     For additional information on each Fund's investment policies and certain risks associated with investments in certain types of securities, see Other Investment Policies and Risk Considerations.
     Although each Fund will constantly strive to attain its respective investment objectives, there can be no assurance that they will be attained.

CLASSES OF SHARES

     The Distributor serves as the national distributor for each Fund. Shares of each Class may be purchased directly by contacting a Fund or its agent or through authorized investment dealers. All purchases of shares of each Class are at net asset value. There is no front-end or contingent deferred sales charge.
     Investment instructions given on behalf of participants in an employer-sponsored retirement plan are made in accordance with directions provided by the employer. Employees considering purchasing shares of a Class as part of their retirement program should contact their employer for details.
     Shares of each Class are available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

Blue Chip Fund A Class, Blue Chip Fund B Class, Blue Chip Fund C Class, Social Awareness Fund A Class, Social Awareness Fund B Class and Social Awareness Fund C Class
     In addition to offering the Blue Chip Fund Institutional Class, Blue Chip Fund also offers the Blue Chip Fund A Class, the Blue Chip Fund B Class and the Blue Chip Fund C Class and in addition to offering the Social Awareness Fund Institutional Class, Social Awareness Fund also offers the Social Awareness Fund A Class, the Social Awareness Fund B Class and the Social Awareness Fund C Class, which are described in a separate prospectus. The Class A, Class B and Class C Shares of each Fund may be purchased through authorized investment dealers or directly by contacting the relevant Fund or its Distributor. Class A Shares, Class B Shares and Class C Shares may have different sales charges and other expenses which may affect performance. To obtain a prospectus relating to such classes, contact the Distributor by writing to the address or by calling the phone numbers listed on the cover of this Prospectus.

HOW TO BUY SHARES

     Each Fund makes it easy to invest by mail, by wire, by exchange and by arrangement with your investment dealer. In all instances, investors must qualify to purchase shares of the Classes.

Investing Directly by Mail
1. Initial Purchases--An Investment Application, or in the case of a retirement account, an appropriate retirement plan application, must be completed, signed and sent with a check payable to specific Fund and Class, to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.
2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to the specific Fund and Class. Your check should be identified with your name(s) and account number.

Investing Directly by Wire
     You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 1412893401 (include your name(s) and your account number).
1. Initial Purchases--Before you invest, telephone the Fund's Client Services Department at 800-828-5052 to get an account number. If you do not call first, it may delay processing your investment. In addition, you must promptly send your Investment Application, or in the case of a retirement account, an appropriate retirement plan application, to the specific Fund and Class, to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.
2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You must advise your Client Services Representative by telephone at 800-828-5052 prior to sending your wire.

Investing by Exchange
     If you have an investment in another mutual fund in the Delaware Group and you qualify to purchase shares of the Classes, you may write and authorize an exchange of part or all of your investment into the Fund. However, Class B Shares and Class C Shares of each Fund and the Class B Shares and Class C Shares of the other funds in the Delaware Group offering such a class of shares may not be exchanged into either Class. If you wish to open an account by exchange, call your Client Services Representative at 800-828-5052 for more information. See Redemption and Exchange for more complete information concerning your exchange privileges.

Investing through Your Investment Dealer
     You can make a purchase of Fund shares through most investment dealers who, as part of the service they provide, must transmit orders promptly to the Fund. They may charge for this service.

Purchase Price and Effective Date
     The purchase price (net asset value) is determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.
     The effective date of a purchase is the date the order is received by a Fund, its agent or designee. The effective date of a direct purchase is the day your wire, electronic transfer or check is received, unless it is received after the time the share price is determined, as noted above. Purchase orders received after such time will be effective the next business day.

The Conditions of Your Purchase
     Each Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.
     Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under $250 as a result of redemptions.

REDEMPTION AND EXCHANGE

     Redemption and exchange requests made on behalf of participants in an employer-sponsored retirement plan are made in accordance with directions provided by the employer. Employees should therefore contact their employer for details.
     Your shares will be redeemed or exchanged based on the net asset value next determined after the Fund receives your request in good order. For example, redemption and exchange requests received in good order after the time the net asset value of shares is determined will be processed on the next business day. See Purchase Price and Effective Date under How to Buy Shares. Except as otherwise noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. With regard to exchanges, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling a Fund at 800-828-5052. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.
     All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.
     Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Each Fund will honor redemption requests as to shares for which a check was tendered as payment, but neither Fund will mail or wire the proceeds until it is reasonably satisfied that the check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.
     Shares of each Class may be exchanged into any other Delaware Group mutual fund, provided: (1) the investment satisfies the eligibility and other requirements set forth in the prospectus of the fund being acquired, including the payment of any applicable front-end sales charge; and (2) the shares of the fund being acquired are in a state where that fund is registered. If exchanges are made into other shares that are eligible for purchase only by those permitted to purchase shares of a Class, such exchange will be exchanged at net asset value. Shares of a Class may not be exchanged into the Class B Shares or Class C Shares of the funds in the Delaware Group. Each Fund may suspend, terminate or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.
     Various redemption and exchange methods are outlined below. No fee is charged by the Funds or the Distributor for redeeming or exchanging your shares, although in the case of an exchange, a sales charge may apply. You may also have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.
     All authorizations, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by a Fund or its agent.

Written Redemption and Exchange
     You can write to each Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares or to request an exchange of any or all of your shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above. The request must be signed by all owners of the account or your investment dealer of record.
     For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, each Fund requires a signature by all owners of the account and may require a signature guarantee. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

     Payment is normally mailed the next business day after receipt of your redemption request. Certificates are issued for shares only if you submit a specific request. If your shares are in certificate form, the certificate(s) must accompany your request and also be in good order.
     You also may submit your written request for redemption or exchange by facsimile transmission at the following number: 215-255-8864.

Telephone Redemption and Exchange
     To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your shares in certificate form, you may redeem or exchange only by written request and you must return your certificate(s).
     The Telephone Redemption--Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you are investing in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach a Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.
     Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, a Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
     You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your record address. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request.

Telephone Redemption--Proceeds to Your Bank
     Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must submit a written authorization and you may need to have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call your Client Services Representative prior to the time the net asset value is determined, as noted above.

Telephone Exchange
     You or your investment dealer of record can exchange shares into any fund in the Delaware Group under the same registration. As with the written exchange service, telephone exchanges are subject to the same conditions and limitations as other exchanges noted above. Telephone exchanges may be subject to limitations as to amounts or frequency.


DIVIDENDS AND DISTRIBUTIONS

     Equity Funds II, Inc. currently intends to make annual payments from Blue Chip Fund's and Social Awareness Fund's net investment income and capital gains. Payments from a Fund's net realized security profits will be made during the first quarter of the next fiscal year. Both dividends and distributions are automatically reinvested in your account at net asset value.
     Each Class of each Fund will share proportionately in the investment income and expenses of that Fund, except that a Class will not incur distribution fees under the Rule 12b-1 Plans which apply to the Class A Shares, Class B Shares and the Class C Shares.

TAXES

     The tax discussion set forth below is included for general information only. Investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Fund.
     On August 5, 1997, President Clinton signed into law the Taxpayer Relief Act of 1997 (the "1997 Act"). This new law makes sweeping changes in the Internal Revenue Code (the "Code"). Because many of these changes are complex, and only indirectly affect each Fund and its distributions to you, they are discussed in Part B. Changes in the treatment of capital gains, however, are discussed in this section.
     Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. As such, a Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies certain other requirements relating to the sources of its income and diversification of its assets.
     Each Fund intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. For corporate investors, dividends from net investment income will generally qualify in part for the corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice from Equity Funds II, Inc. to the Fund's shareholders. For the period February 24, 1997 (date of initial sale) through November 30, 1997, all of the dividends from each Fund's net investment income qualified for the corporate dividends-received deduction.
     Distributions paid by a Fund from long-term capital gains, received in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. A Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in a Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

The Treatment of Capital Gain Distributions under the Taxpayer Relief Act of
1997
     The 1997 Act creates a category of long-term capital gain for individuals that will be taxed at new lower tax rates. For investors who are in the 28% or higher federal income tax brackets, these gains will be taxed at a maximum rate of 20%. For investors who are in the 15% federal income tax bracket, these gains will be taxed at a maximum rate of 10%. Capital gain distributions will qualify for these new maximum tax rates, depending on when each Fund's securities were sold and how long they were held by the Fund before they were sold. Investors who want more information on holding periods and other qualifying rules relating to these new rates should review the expanded discussion in Part B, or should contact their own tax advisers.
     Equity Funds II, Inc. will advise you in its annual information reporting at calendar year end of the amount of its capital gain distributions which will qualify for these maximum federal tax rates.
     Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Fund and received by the shareholder on December 31 of the calendar year in which they are declared.
     The sale of shares of a Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between a Fund and any other fund in the Delaware Group. Any loss incurred on a sale or exchange of Fund shares that had been held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.
     In addition to the federal taxes described above, shareholders may or may not be subject to various state and local taxes. For example, distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes. Because investors' state and local taxes may be different than the federal taxes described above, investors should consult their own tax advisers.

     Each year, Equity Funds II, Inc. will mail to you information on the tax status of a Fund's dividends and distributions. Shareholders will also receive each year information as to the portion of dividend income that is derived from U.S. government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by a Fund.
     Equity Funds II, Inc. is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Investment Application your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.
     See Accounting and Tax Issues and Distributions and Taxes in Part B for additional information on tax matters relating to each Fund and its shareholders.


CALCULATION OF NET ASSET
VALUE PER SHARE
     The purchase and redemption price of Class shares is the net asset value ("NAV") per share of a Class next computed after the order is received. The NAV is computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.
     The NAV per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Debt securities are priced on the basis of valuations provided by an independent pricing service using methods approved by Equity Funds II, Inc.'s Board of Directors. Equity securities for which market quotations are available are priced at market value. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by Equity Funds II, Inc.'s Board of Directors.
     The net asset values of all outstanding shares of each class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in the Fund represented by the value of shares of such classes, except that the Class will not incur any of the expenses under the Fund's 12b-1 Plans and the Class A, B and C Shares alone will bear the 12b-1 Plan fees payable under their respective Plans.


MANAGEMENT OF THE FUNDS

Directors
     The business and affairs of Equity Funds II, Inc. are managed under the direction of its Board of Directors. Part B contains additional information regarding Equity Funds II, Inc.'s directors and officers.

Investment Manager
     The Manager furnishes investment management services to each Fund.
     The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On November 30, 1997, the Manager and its affiliates within the Delaware Group, including Delaware International Advisers Ltd., were managing in the aggregate more than $39 billion in assets in the various institutional or separately managed (approximately $23,274,532,000) and investment company (approximately $16,181,491,000) accounts.
     The Manager is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

     The Manager administers the affairs of and is ultimately responsible for the investment management of each of the Funds under separate Investment Management Agreements with Equity Funds II, Inc. on behalf of each Fund dated February 24, 1997. Under the Investment Management Agreement for Blue Chip Fund, the Manager is paid an annual fee equal to 0.65% on the first $500 million of average daily net assets, 0.625% on the next $500 million and 0.60% on the average daily net assets in excess of $1 billion. Under the Investment Management Agreement for Social Awareness Fund, the Manager is paid an annual fee equal to 0.75% on the first $500 million of average daily net assets, 0.725% on the next $500 million and 0.70% on the average daily net assets in excess of $1 billion. For the period February 24, 1997 (date of initial sale) through November 30, 1997, investment management fees incurred by Blue Chip Fund were 0.65% (annualized) of average daily net assets and no fees were paid by this Fund as a result of the voluntary waiver of fees by the Manager. For the period February 24, 1997 (date of initial sale) through November 30, 1997, investment management fees incurred by Social Awareness Fund were 0.75% (annualized) of average daily net assets and 0.29% (annualized) of average daily net assets were paid after considering the voluntary waiver of fees by the Manager.
     The directors of Equity Funds II, Inc. annually review fees paid to the Manager.
     Pursuant to the terms of a Sub-Advisory Agreement with the Manager, the Sub-Adviser participates in the management of each Fund's assets, is responsible for day-to-day investment management of each Fund, makes investment decisions for each Fund in accordance with the Fund's investment objectives and stated policies and places orders on behalf of each Fund to effect the investment decisions made. The Manager continues to have ultimate responsibility for all investment advisory services in connection with the management of the Funds pursuant to the Investment Management Agreement and supervises the Sub-Adviser's performance of such services. For the services provided to the Manager, the Manager pays the Sub-Adviser the following annual fee with respect to Blue Chip Fund: (i) 0.15% of average daily net assets averaging one year old or less; (ii) 0.20% of average daily net assets averaging two years old or less, but greater than one year old; and (iii) 0.35% of average daily net assets averaging over two years old. For the services provided to the Manager, the Manager pays the Sub-Adviser the following annual fee with respect to Social Awareness Fund: (i) 0.20% of average daily net assets averaging one year old or less; (ii) 0.25% of average daily net assets averaging two years old or less, but greater than one year old; and (iii) 0.40% of average daily net assets averaging over two years old.
     The Sub-Adviser, 630 Fifth Avenue, New York, New York, 10111, is an indirect, wholly-owned subsidiary of Lincoln National and an affiliate of the Manager. Founded in 1979, it provides investment advice to pension plans, endowments, insurance and commingled products and had assets under management, as of November 30, 1997, in excess of $7 billion. T. Scott Wittman, President and Chief Investment Officer of the Sub-Adviser, has primary responsibility for making day-to-day investment decisions for each Fund. He has had such responsibility for the Funds since their inception. His responsibilities include both business administration and equity portfolio management. A CFA charterholder, Mr. Wittman received both graduate and undergraduate degrees in business administration from Indiana University. He has spent his entire professional career in quantitative investment firms, including TSA Capital Management, where he was a managing director, and Mellon Bank, where he was Vice President and Manager of Quantitative Analysis and Systems.
     Mr. Wittman also serves as portfolio manager for Lincoln National Growth and Income Fund, Inc. ("Lincoln Growth and Income Fund") and Lincoln National Social Awareness Fund, Inc. ("Lincoln Social Awareness Fund"), which are available only through variable annuity contracts issued by Lincoln National Life Insurance Co. In the capacity as portfolio manager, Mr. Wittman has had primary responsibility for making day-to-day investment decisions for each such fund. The Sub-Adviser has served as sub-adviser for Lincoln National Growth and Income Fund since August 21, 1985 and for Lincoln Social Awareness Fund since inception. Mr. Wittman has served as portfolio manager for each fund since October 1993.

Comparative Performance

     For the period February 28, 1997 through December 31, 1997, the aggregate return for the Institutional Class of Blue Chip Fund was 21.05% and the aggregate return for the Institutional Class of Social Awareness Fund was 28.03%. These total returns assume the reinvestment of all dividends and capital gains and reflect fee waivers and expense payments in effect. Without these waivers and expense payments each Fund's performance would be lower. Of course, past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For more information on performance, see Performance Information in Part B.

     The investment objectives, policies and strategies of Blue Chip Fund and Lincoln Growth and Income Fund are substantially similar. Mr. Wittman makes comparable selections of securities for each such fund. The table below presents average annual total returns for Lincoln Growth and Income Fund as of December 31, 1997. This information is provided to illustrate the past performance of the Sub-Adviser and Mr. Wittman in managing a similar fund as compared to the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500"), a standard benchmark of large company stocks. The past performance of the Lipper Growth and Income Average is also included. The Blue Chip Fund is included in this average for the period February 28, 1997 through December 31, 1997. The performance shown below does not represent the past or future performance of the Blue Chip Fund. You should not consider this past performance as an indication of future performance of the Blue Chip Fund or of the Sub-Adviser. The results presented below may not necessarily equate with the returns experienced by a shareholder of the Blue Chip Fund.

                        Period
                       2/28/97(1)
                        through                                                                     Since
                       12/31/97      1 Year      2 Years     3 Years     5 Years     10 Years     Inception(2)
                      ----------   ----------   ---------   ---------   ---------   ----------   -----------
Lincoln Growth and
Income(3)               22.1%        30.9%        25.6%       29.9%       20.3%       15.7%        16.2%
S&P 500(4)              24.5%        33.4%        28.0%       31.1%       20.3%       18.0%        17.8%
Lipper Growth and
Income Average(5)       21.1%        27.1%        24.3%       26.5%       17.5%       15.7%        15.6%

(1) Total return has not been annualized.
(2) Lincoln Growth and Income Fund's inception date is December 21, 1981. The Lipper Growth and Income Average and S&P 500 inception date is December 31, 1981.
(3) Returns reflect changes in share prices and reinvestment of dividends and distributions and are net of all expenses, including insurance related fees. The expense ratio of the Lincoln Growth and Income Fund, including insurance related fees, has been capped at 1.50% since inception.
(4) The S&P 500 is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. It includes a broad range of industries and represents approximately 70% of the total value of the U.S. stock market. The index assumes reinvestment of dividends and distributions, but not management fees and other expenses. A direct investment in an index is not possible.
(5) Returns represented in the Lipper Analytical Services growth and income category reflect changes in share prices and reinvestment of dividends and distributions and are net of all expenses. For the time periods shown, there were 650 funds in the average for the period February 28, 1997 through December 31, 1997; 624 funds in the average for the 1 year period ended December 31, 1997; 489 funds in the average for the 2 years ended December 31, 1997; 402 funds in the average for the 3 years ended December 31, 1997; 241 funds in the average for the 5 years ended December 31, 1997; 137 funds in the average for the 10 years ended December 31, 1997;
    and 78 funds in the average for the period December 31, 1981 through December 31, 1997.

     The investment objectives, policies and strategies of Social Awareness Fund of Equity Funds II, Inc. and Lincoln Social Awareness Fund are substantially similar. Mr. Wittman makes comparable selections of securities for each such fund. The table below presents average annual total returns for Lincoln Social Awareness Fund as of December 31, 1997. This information is provided to illustrate the past performance of the Sub-Adviser and Mr. Wittman in managing a similar fund as compared to the S&P 500, a standard benchmark of large company stocks. The past performance of the Lipper Growth Average is also included. The Social Awareness Fund is included in this average for the period February 28, 1997 through December 31, 1997. The performance shown below does not represent past or future performance of the Social Awareness Fund of Equity Funds II, Inc. You should not consider this past performance an indication of future performance of the Social Awareness Fund of Equity Funds II, Inc. or the Sub-Adviser. The results presented below may not necessarily equate with the returns experienced by a shareholder of the Social Awareness Fund of Equity Funds II, Inc.

                    Period
                   2/28/97(1)
                    through                                                        Since
                   12/31/97      1 Year      2 Years     3 Years     5 Years     Inception(2)
                  ----------   ----------   ---------   ---------   ---------   -----------
Lincoln Social
Awareness
Fund(3)             30.1%        37.5%        33.7%       37.0%       24.0%       19.3%
S&P 500(4)          24.5%        33.4%        28.0%       31.1%       20.3%       17.9%
Lipper Growth
Average(5)            20.6%        25.3%        22.4%       25.1%       16.5%       15.5%

(1) Total return has not been annualized.
(2) Lincoln Social Awareness Fund's inception date is May 2, 1988. The Lipper Growth Average and S&P 500 inception date is April 30, 1988.
(3) Returns reflect changes in share prices and reinvestment of dividends and distributions and are net of all expenses, including insurance related fees. The expense ratio of the Lincoln Social Awareness Fund, including insurance related fees, has been capped at 1.50% since inception.
(4) The S&P 500 is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. It includes a broad range of industries and represents approximately 70% of the total value of the U.S. stock market. The index assumes reinvestment of dividends and distributions, but not management fees and other expenses. A direct investment in an index is not possible.
(5) Returns represented in the Lipper Analytical Services growth category reflect changes in share prices and reinvestment of dividends and distributions and are net of all expenses. For the time periods shown, there were 862 funds in the average for the period February 28, 1997 through December 31, 1997; 838 funds in the average for the 1 year period ended December 31, 1997; 638 funds in the average for the 2 years ended December 31, 1997; 517 funds in the average for the 3 years ended December 31, 1997; 315 funds in the average for the 5 years ended December 31, 1997; and 186 funds in the average for the period April 30, 1988 through December 31, 1997.

Portfolio Trading Practices

     Each Fund normally will not invest for short-term trading purposes. However, a Fund may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of a Fund and may affect taxes payable by such Fund's shareholders. Given each

Fund's investment objective, its annual portfolio turnover rate is not expected to exceed 100%. A turnover rate of 100% would occur, for example, if all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year.
     Each Fund uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or to their advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, each Fund may consider a broker/dealer's sales of shares of funds in the Delaware Group of funds in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain expenses of such funds, such as custodian fees.

Performance Information
     From time to time, each Fund may quote total return performance of its Class in advertising and other types of literature.
     Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions. Each presentation will include the average annual total return for one-, five- and ten-year periods or life-of-fund, as relevant. Each Fund may also advertise aggregate and average total return information concerning its Class over additional periods of time.
     Net asset value fluctuates and is not guaranteed. Past performance is not a guarantee of future results. For further performance information see Performance Information in Part B.

Statements and Confirmations
     You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of dividends. You should examine statements and confirmations immediately and promptly report any discrepancy by calling your Client Services Representative.

Financial Information about the Fund
     Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about the Fund's investments and performance. Equity Funds II, Inc.'s fiscal year ends on November 30.

Distribution and Service
     The Distributor, Delaware Distributors, L.P., serves as the national distributor of each Fund's shares under separate Distribution Agreements with Equity Funds II, Inc. dated as of February 24, 1997. The Distributor bears all of the costs of promotion and distribution.
     The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for each Fund under an amended and restated agreement dated as of February 24, 1997. The Transfer Agent also provides accounting services to each Fund pursuant to the terms of a separate Fund Accounting Agreement. Certain recordkeeping and other shareholder services that otherwise would be performed by the Transfer Agent may be performed by certain other entities and the Transfer Agent may elect to enter into an agreement to pay such other entities for their services. In addition, participant account maintenance fees may be assessed for certain recordkeeping provided as part of retirement plan and administration service packages. These fees are based on the number of participants in the plan and the various services selected. Fees will be quoted upon request and are subject to change.
     The directors of Equity Funds II, Inc. annually review service fees paid to the Distributor and the Transfer Agent. The Distributor and the Transfer Agent are also indirect, wholly owned subsidiaries of DMH.

Expenses
     Each Fund is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement. The Funds' other expenses include each Fund's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Shares
     Equity Funds II, Inc. is an open-end management investment company. Each Fund's portfolio of assets is diversified as defined by the 1940 Act. Commonly known as a mutual fund, Equity Funds II, Inc. was organized as a Maryland corporation on March 4, 1983. Equity Funds II, Inc. was previously organized as a Delaware corporation in 1970. In addition to each Fund, Equity Funds II, Inc. presently offers two other series of shares, the Decatur Income Fund series and the Decatur Total Return Fund series.

     Equity Funds II, Inc.'s shares have a par value of $1.00, equal voting rights, except as noted below, and are equal in all other respects. Equity Funds II, Inc.'s shares have noncumulative voting rights which means that the holders of more than 50% of Equity Funds II, Inc.'s shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Maryland law, Equity Funds II, Inc. is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Shareholders of 10% or more of Equity Funds II, Inc.'s outstanding shares may request that a special meeting be called to consider the removal of a director.
     In addition to the Classes, each Fund also offers Class A Shares, Class B Shares and Class C Shares. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the other classes of the Fund, except that shares of the Class are not subject to, and may not vote on matters affecting, the Distribution Plans under Rule 12b-1 relating to the Class A Shares, Class B Shares and Class C Shares.
     The Lincoln National Life Insurance Company has made an investment in each Fund, which resulted in The Lincoln National Life Insurance Company holding 28.45% of the outstanding shares of Blue Chip Fund as of December 31, 1997. Subject to certain limited exceptions, there is no limitation on The Lincoln National Life Insurance Company's ability to redeem its shares of a Fund and it may elect to do so at any time.
     Effective as of the close of business on January 28, 1998, the name of Quantum Fund changed to Social Awareness Fund.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS
Social Criteria
     Social Awareness Fund will adhere to a Social Criteria strategy, which may be changed by action of Equity Funds II, Inc.'s Board of Directors. The Sub-Adviser will utilize the Social Investment Database published by KLD in determining whether a company is engaged in any activity precluded by the Fund's Social Criteria. The Social Investment Database reflects KLD's determination of the extent to which a company's involvement in the activities prohibited by the Social Criteria is significant enough to merit a concern or a major concern. Significance may be determined on the basis of percentage of revenue generated by, or the size of the operations attributable to, activities related to such Social Criteria, or other factors selected by KLD. The social screening undergoes continual refinement and modification. Pursuant to the Social Criteria presently in effect, the Fund will not knowingly invest in or hold securities of companies which engage in:
     1. Activities which result or are likely to result in damage to the natural environment;
     2. The production of nuclear power, the design or construction of nuclear power plants, or the manufacture of equipment for the production of nuclear power;
     3. The manufacture of, or contracting for, military weapons; or
     4. The alcoholic beverage, tobacco or gambling industries.
     Because of its Social Criteria, the Fund may not be able to take the same advantage of certain investment opportunities as do funds which do not have Social Criteria. Only securities of companies not excluded by any of the Social Criteria will be eligible for consideration for purchase by the Fund according to its objective and policies described in this Prospectus.
     The Fund will commence the orderly sale of securities of a company when it is determined by the Sub-Adviser that such company no longer adheres to the Social Criteria. The Fund will sell such securities in a manner so as to minimize any adverse affect on the Fund's assets. Typically, such sales will be made within 90 days from the date of the Sub-Adviser's determination, unless a sale within the 90-day period would produce a significant loss to the overall value of the Fund's assets.

Convertible, Debt and Non-Traditional Equity Securities
     Each Fund may invest in convertible and debt securities of issuers in any industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible and debt securities are senior to common stocks in a corporation's capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible and debt securities provide a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.
     Each Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.
     Each Fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

Foreign Securities
     Each Fund may invest up to 20% of its total assets in foreign securities, although the Sub-Adviser does not anticipate doing so. Foreign markets may be more volatile than U.S. markets. Such investments involve sovereign risk in addition to the normal risks associated with securities of U.S. issuers. These risks include political risks, foreign taxes and exchange controls and currency fluctuations. For example, foreign portfolio investments may fluctuate in value due to changes in currency rates (i.e., other things being equal, the value of foreign investments would increase with a fall in the value of the dollar, and decrease with a rise in the value of the dollar) and control regulations apart from market fluctuations. Each Fund may also experience delays in foreign securities settlement.

Depositary Receipts
     Each Fund may make foreign investments through the purchase and sale of sponsored or unsponsored American, European and Global Depositary Receipts ("Depositary Receipts"). Depositary Receipts are receipts typically issued by a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. "Sponsored" Depositary Receipts are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" Depositary Receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored Depositary Receipt. Investments in Depositary Receipts involve risks similar to those accompanying direct investments in foreign securities.

Futures Contracts
     Each Fund may enter into futures contracts on stocks, stock indices and foreign currencies, and purchase or sell options on such futures contracts. These activities will not be entered into for speculative purposes, but rather for hedging purposes and to facilitate the ability to quickly deploy into the stock market a Fund's positions in cash, short-term debt securities and other money market instruments, at times when a Fund's assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for the Fund involved.
     A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which the securities, foreign currency or other financial instrument underlying the contract are delivered, or in the case of securities index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.
     The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. This amount is generally maintained in a segregated account at the custodian bank. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contracts more or less valuable, a process known as "marking to the market."
     Purchases or sales of stock index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock prices. For example, a Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out.

     Each Fund may purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments denominated in foreign currencies from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.
     Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.
     Each Fund may also purchase and write options on the types of futures contracts in which the Fund may invest, and enter into related closing transactions. Options on futures are similar to options on securities, as described below, except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than to actually purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. In the event that an option written by a Fund is exercised, the Fund will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.
     At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. Likewise, a position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to availability of a secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. Each Fund may realize a profit or a loss when closing out a futures contract or an option on a futures contract.
     To the extent that interest or exchange rates or securities prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that a Fund purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market could prevent a Fund from closing out its positions relating to futures. See Part B for a further discussion of this investment technique.

Options
     Each Fund may write covered call options on individual issues as well as write call options on stock indices. Each Fund may also purchase put options on individual issues and on stock indices. The Sub-Adviser will employ these techniques in an attempt to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The ability to hedge effectively using options on stock indices will depend, in part, on the correlation between the composition of the index and a Fund's portfolio as well as the price movement of individual securities. The Sub-Adviser may also write covered call options to achieve income to offset the cost of purchasing put options.
     While there is no limit on the amount of a Fund's assets which may be invested in covered call options, the Fund will not invest more than 2% of its net assets in put options. Each Fund will only use Exchange-traded options.



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Call Options
     Writing Covered Call Options--A covered call option obligates a Fund to sell one of its securities for an agreed price up to an agreed date. When a Fund writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually, not more than nine months) at a fixed price regardless of market price changes during the call period. The advantage is that the Fund receives premium income for the limited purpose of offsetting the costs of purchasing put options or offsetting any capital loss or decline in the market value of the security. However, if the Sub-Adviser's forecast is wrong, the Fund may not fully participate in the market appreciation if the security's price rises.
     Writing a Call Option on Stock Indices--Writing a call option on stock indices is similar to the writing of a call option on an individual stock. Stock indices used will include, but not be limited to, the S&P 500, the S&P 100 and the S&P Over-The-Counter ("OTC") 250.

Put Options
     Purchasing a Put Option--A put option gives a Fund the right to sell one of its securities for an agreed price up to an agreed date. The advantage is that the Fund can be protected should the market value of the security decline. However, the Fund must pay a premium for this right which would be lost if the option is not exercised.
     Purchasing a Put Option on Stock Indices--Purchasing a protective put option on stock indices is similar to the purchase of protective puts on an individual stock. Indices used will include, but not be limited to, the S&P 500, the S&P 100 and the S&P OTC 250.
     Closing Transactions--Closing transactions essentially let a Fund offset a put option or covered call option prior to its exercise or expiration. If the Fund cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

Restricted/Illiquid Securities
     Each Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933 ("1933 Act"). Rule 144A exempts many privately placed and legally restricted securities from the registration requirements of the 1933 Act and permits such securities to be freely traded among certain institutional buyers such as the Funds.
     Each Fund may invest no more than 15% of the value of its net assets in illiquid securities. Illiquid securities, for purposes of this policy, include repurchase agreements maturing in more than seven days.
     While maintaining oversight, the Board of Directors has delegated to each Fund's Sub-Adviser the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of a Fund's limitation on investments in illiquid assets. The Board has instructed each Fund's Sub-Adviser to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).
     If a Sub-Adviser determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the 15% limit on investment in such securities, the Sub-Adviser will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.

Short-Term Investments
     The short-term investments in which the Funds will invest are:
     (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a U.S. commercial bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by either Fund, and time deposits maturing from two business days through seven calendar days will not exceed 15% of either Fund's total assets. Certificates of deposit are negotiable short-term obligations issued by commercial banks against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

     Neither Fund will invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion or, in the case of a bank which does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) it is a member of the Federal Deposit Insurance Corporation, and (iii) the bank or its securities have received the highest quality rating by a nationally-recognized statistical rating organization;
     (2) Commercial paper with the highest quality rating by a nationally-recognized statistical rating organization (e.g., A-1 by S&P or Prime-1 by Moody's) or, if not so rated, of comparable quality as determined by each Fund's investment adviser;
     (3) Short-term corporate obligations with the highest quality rating by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if not so rated, of comparable quality as determined by each Fund's investment adviser;
     (4) U.S. government securities; and
     (5) Repurchase agreements collateralized by securities listed below.
     See Appendix A of Part B for a description of applicable ratings.

When-Issued and Delayed Delivery Securities
     Each Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. Each Fund will maintain with its Custodian Bank a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment and no interest accrues to such Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is a current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the its total assets less liabilities other than the obligations created by these commitments.

Repurchase Agreements
     In order to invest its short-term cash reserves or when in a temporary defensive posture, each Fund may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by its Sub-Adviser, under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week but on occasion for longer periods. Not more than 15% of each Fund's assets may be invested in illiquid assets of which, no more than 10% may be invested in repurchase agreements of over seven days' maturity. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss, if any, would be the difference between the repurchase price and the market value of the security. Each Fund will limit its investments in repurchase agreements to those which its Sub-Adviser under guidelines of the Board of Directors determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 102% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis.

Securities Lending Activities
     Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.
     The major risk to which each Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, each Fund will only enter into loan arrangements after a review of all pertinent facts by the investment adviser, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the management for each Fund.

Borrowing from Banks
     Each Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. A Fund will not borrow money in excess of one-third of the value of its net assets. A Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of a Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays, or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations), reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. Each Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will normally not be purchased while a Fund has an outstanding borrowing.



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



[GRAPHIC OMITTED]



For more information, contact              ----------------------------
Delaware Group at 800-828-5052.            BLUE CHIP FUND
                                           SOCIAL AWARENESS
                                           FUND (formerly
Investment Manager                         Quantum Fund)
Delaware Management                        INSTITUTIONAL
Company, Inc.                              ----------------------------
One Commerce Square
Philadelphia, PA 19103

Sub-Advisor
Vantage Global Advisors, Inc.
630 Fifth Avenue
New York, NY 10111                         P r o s p e c t u s

National Distributor                       January 30, 1998
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

Shareholder Servicing,
Dividend Disbursing,
Accounting Services
and Transfer Agent
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

Legal Counsel
Stradley, Ronon, Stevens
& Young, LLP
One Commerce Square
Philadelphia, PA 19103

Independent Auditors
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

Custodian
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY 11245

                                                       DELAWARE
[GRAPHIC OMITTED]                                      INVESTMENTS
     Printed in the U.S.A. on recycled paper.
     P-146[--] PP1/98